$1,000,000,000

                         RECEIVABLES PURCHASE AGREEMENT
                            Dated as of June 1, 1990

                                     Among
                          GEORGIA-PACIFIC CORPORATION
                                 as the Seller

                                      and

 ASSET SECURITIZATION COOPERATIVE CORPORATION, CORPORATE ASSET FUNDING COMPANY,
                 INC., FALCON ASSET SECURITIZATION CORPORATION
                                      AND
                         MATTERHORN CAPITAL CORPORATION

                               as the Purchasers

                                      and
                       CANADIAN IMPERIAL BANK OF COMMERCE
                          as the Administrative Aqent




                               TABLE OF CONTENTS

Section                                           Page


     Preliminary Statement .......................1

                                   ARTICLE I
                                  DEFINITIONS
Section 1.01   Certain Defined Terms ..................2
Section 2.02   Other Terms ............................22

                                   ARTICLE II
                       AMOUNTS AND TERMS OF THE PURCHASES
Section 2.01   Purchase Facility.......................22
Section 2.02   Making Purchases........................25
Section 2.03   Receivable Interest Percentage..........26
Section 2.04   Settlement Procedures...................27
Section 2.05   Fees....................................31
Section 2.06   Payments and Computations, Etc..........33

Section 2.07   Dividing or Combining Receivable
                 Interest..............................33
Section 2.08   Yield Protection........................34
Section 2.09   Sharing of Payments.....................36
Section 2.10   Effect of Early Payments................36

                                  ARTICLE III
                            CONDITIONS OF PURCHASES

Section 3.01   Conditions Precedent to Initial
               Purchase ...............................37

Section 3.02   Conditions Precednet to All
               Purchases and Reinvestments.............38

Section 3.03   Conditions Subsequent...................40

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

Section 4.01   Representations and Warranties of
               Seller..................................40

                                   ARTICLE V
                                   COVENANTS

Section 5.01   Covenants of the Seller.................48

                                   ARTICLE VI
                         ADMINISTRATION AND COLLECTION
Section 6.01   Designation of Collection Agent.........55
Section 6.02   Duties of Collection Agent..............55
Section 6.03   Rights of the Administrative Agent......57
Section 6.04   Responsibilities of the Seller..........60
Section 6.05   Further Actions Evidencing Purchases....60
Section 6.06   Collection Agent Fee....................61

                                  ARTICLE VII
                             EVENTS OF TERMINATION

Section 7.01   Events of Terminination.................61

                                  ARTICLE VIII
                                INDEMNIFICATION

Section 8.01   Indemnities by the Seller...............66

                                   ARTICLE IX
                            THE ADMINISTRATIVE AGENT

Section 9.01   Authorization and Action ...............70
Section 9.02   UCC Filings ............................71
Section 9.03   Administrative Agent's Reliance, Etc ...71
Section 9.04   CIBC and Affiliates ....................72
Section 9.05   Purchasers' Purchase Decisions .........72
Section 9.06   Indemnification ........................73
Section 9.07   Successor Administrative Agent .........73

                                   ARTICLE X
                       ASSIGNMENT OF RECEIVABLE INTEREST

Section 10.01  Assignment .............................74
Section 10.02  Effects of Assignment ..................75
Section 10.03  Authorization of Administrative Agent ..76

                                   ARTICLE XI
                            PATRONAGE DISTRIBUTIONS

Section 11.01  Patronage Distributions ................76
Section 11.02  Income Tax Consent .....................77

                                  ARTICLE XII
                                 MISCELLANEOUS
Section 12.01  Amendments, Etc ........................77
Section 12.02  Notices, Etc ...........................78
Section 12.03  Assignability; Termination .............78
Section 12.04  Costs, Expenses and Taxes ..............78
Section 12.05  No Proceedings..........................80
Section 12.06  Confidentiality.........................80
Section 12.07  No Recourse.............................80

Section 12,08  Governing Law; Execution in
               Counterparts............................80

                                   SCHEDULES
SCHEDULE I   - Lock-Box Banks
SCHEDULE II  - Depositary Banks
SCHEDULE III - Concentration Banks
SCHEDULE IV  - Credit and Collection Policy
SCHEDULE V   - Seller Subsidiaries
SCHEDULE VI  - Seller's Interest in Seller Subsidiaries
SCHEDULE VII - Defaulted Receivables

                                    EXHIBITS

EXHIBIT A    - Form of Investor Report
EXHIBIT B      Form of Lock-Box Agreement
EXHIBIT C-1 -  Form of Opinion of New York Counsel to the Seller

EXHIBIT C-2 -  Form of Opinion of Georgia Counsel to the Seller
               Subsidiaries

EXHIBIT C-3 -  Form of Opinion of Counsel to each Seller Subsidiary

EXHIBIT C-4 -  Form of Opinion of Special Counsel to the Seller

EXHIBIT D -    Form of Transfer Agreement

EXHIBIT E -    Form of Assignment Agreement

EXHIBIT F -    Form of Consent and Acknowledgment

EXHIBIT G -    Form of Certificate

EXHIBIT H -    Form of Depositary Notice

EXHIBIT I      Form of Concentration Notice


       RECEIVABLES PURCHASE AGREEMENT dated as of June 1, 1990 among GEORGIA-PACIFIC CORPORATION, a Georgia corporation (the "Seller"), ASSET SECURITIZATION COOPERATIVE CORPORATION ("ASCC"), CORPORATE ASSET FUNDING COMPANY, INC. ("CAFCO"), FALCON ASSET SECURITIZATION CORPORATION ("Falcon") and MATTERHORN CAPITAL CORPORATION ("Matterhorn") (each of ASCC, CAFCO, Falcon and Matterhorn, individually, a Purchaser, and, collectively, the "Purchasers"), and CANADIAN IMPERIAL BANK OF COMMERCE ("CIBC"), as agent (the "Administrative Agent") for the Purchasers. Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in Article I hereof.

                                   WITNESSETH

       WHEREAS, the Seller has, and expects to have, Receivables in which it desires to sell Receivable Interests;

       WHEREAS, each Seller Subsidiary has, and expects to have, Receivables which it desires to sell to the Seller;

       WHEREAS, the Seller and each Seller Subsidiary has entered into a Transfer Agreement pursuant to which such Seller Subsidiary agrees to sell its Receivables to the Seller;

       WHEREAS, the Seller desires to purchase such Receivables from each Seller Subsidiary and to sell Receivable Interests therein to the Purchasers from time to time;

       WHEREAS, the Purchasers desire to purchase Receivable Interests on the terms set forth herein;

       WHEREAS, CIBC has been requested and is willing to perform certain administrative and clerical functions on behalf of the Purchasers in accordance with the terms hereof;

       WHEREAS, in consideration of the reinvestment in Receivable Interests of daily Collections attributable to a Receivable Interest, the Seller will sell to the Purchaser of such Receivable Interest additional interests in the Receivables as part of such Receivable Interest until such reinvestment is terminated; and

       WHEREAS, it is intended that the dailly reinvestment of Collections be effected by an automatic daily adjustment to each of the Receivable Interests to the extent provided in Article II hereof.

       NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

       SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

       "Adjusted LIBOR Rate" means, with respect to a Purchaser for any Fixed

Period, the rate per annum obtained by dividing (a) the arithmetic average (rounded upwards, if necessary, to the nearest multiple of one-sixteenth of one percent per annum) of (i) the offered rates for deposits in United States dollars which appear on the display designated as page "LIBO" (or any successor page quoting the offered rates for United States dollars in the London interbank market) on the Reuter Monitor Money Rates Service, or
  (ii) if such rates are not obtainable from the Reuter Monitor Money Rates Service, the respective rates notified to the Purchaser by each of the Reference Banks as the rate at which it would offer deposits in United States dollars to prime banks in the London interbank market, in either case for a period equal to such Fixed Period as such Purchaser shall select and in an amount comparable to the aggregate amount of Capital of the Receivable Interest to be funded or maintained at or about 11:00 a.m. (London time) on the second Business Day before (and for value on) the first day of such period by (b) a percentage equal to (i) 100% minus
  (ii) the Eurodollar Reserve Percentage for such Fixed Period.

          "Administrative Priority" means an administrative priority granted under Section 364(a) of the Bankruptcy Code.

       "Adverse Claim" means a lien, security interest or other charge or encumbrance, or any other type of preferential arrangement.

       "Affiliate" means, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person or is a director or officer of such Person.

          "Affiliated Obligor" means any Obligor that is an Affiliate of another

Obligor.

       "Aggregate Capital" means, at the time of any determination thereof with respect to a Purchaser, the sum of the Capital for all Receivable Interests of such Purchaser.

       "Average Maturity" means, on any day, that period (expressed in days) equal to the weighted average maturity of the Pool Receivables, as calculated by the Collection Agent as set forth in the most recent Investor Report; provided, however, that if the Required Purchasers shall disagree with any such calculation, the Purchasers may recalculate the Average Maturity for such day.

       "Bankruptcy Code" means Title 11 of the United States Code (11 U.S.C. 101 et seq.), as amended from time to time, or any successor statute.

       "Bankrupt Receivable" means a Receivable the Obligor of which has taken any action, or suffered to occur any event, of the type described in Section 7.01(h).

       "Base Rate" means, for any day, the rate of interest publicly announced from time to time by the Administrative Agent in its offices in New York, New York as its base rate, each change in such rate to take effect at the opening of business on the date specified in the public announcement of such change.

       "Business Day" means any day on which banks are not authorized or required to close in Chicago, Illinois or New York, New York and, if the applicable Business Day relates to any computation or payment to be made with respect to the Adjusted LIBOR Rate, any day on which dealings in dollar deposits are carried on in the London interbank market.

     "Capital" of any Receivable Interest owned by a Purchaser means the original amount paid by such Purchaser to the Seller for such Receivable Interest at the time of its purchase by such Purchaser pursuant to this Agreement, or such amount divided or combined in accordance with Section 2.07, in each case reduced from time to time by Collections distributed on account of such Capital pursuant to Section 2.04 or by payments pursuant to Section 5.01(q); provided, that if such Capital shall have been reduced by any distribution and thereafter all or a portion of such distribution is rescinded or must otherwise be returned for any reason, such Capital shall be increased by the amount of such rescinded or returned distribution, as though it had not been made; provided, further, that such Capital shall not be reduced .for the purposes of this Agreement to the extent and so long as Collections to be used to effect an Optional Reduction or a Mandatory Reduction are retained by the Collection Agent (if the Seller or an Affiliate thereof).

       "Certificate" means a certificate of assignment delivered by the Seller to a Purchaser, in substantially the form of Exhibit G hereto, evidencing each Receivable Interest purchased by such Purchaser from time to time.

       "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Collection Agent" means at any time the Person (which may include the Administrative Agent) then authorized pursuant to Article VI to service, administer and collect Pool Receivables.

       "Collection Agent Fee" has the meaning assigned to that term in Section 6.06.

       "Collection Agent Fee Reserve" for any Receivable Interest at any time means the sum of (i) the Liquidation Collection Agent Fee for such Receivable Interest at such time plus (ii) the unpaid Collection Agent Fee relating to such Receivable Interest accrued to such time.

     "Collection Delay Period" means 10 days or such other number of days as the Administrative Agent may select (acting upon the direction of the Required Purchasers) upon three Business Days' notice to the Seller.

     "Collections" means, with respect to any Pool Receivable, all cash collections and other cash proceeds in respect of such Pool Receivable, including, without limitation, all cash proceeds of Related Security with respect to such Pool Receivable, and any Collection of such Pool Receivable deemed to have been received pursuant to Section 2.04 (d) .

       "Combined Capital" means the sum of the Total Aggregate Capital and the "Total Aggregate Capital" under the Secondary Purchase Agreement.

       "Concentration Account" means a concentration account maintained at a Concentration Bank for the purpose of, among other things, receiving the proceeds of Collections initially deposited into Lock-box Accounts and Depositary Accounts.

       "Concentration Bank" means, at any time, any of the banks holding one or more Concentration Accounts (as of the date hereof being those banks specified in Schedule III hereof).

       "Concentration Limit" means, at any time, for any Obligor, 3%, or such other percentage (a "Special Concentration Limit") for such Obligor designated by the Administrative Agent in a writing delivered to the Seller at the instruction of the Purchasers; provided, that in the case of an Obligor with any Affiliated Obligor, the Concentration Limit shall be calculated as if such Obligor and such Affiliated Obligor are one Obligor; provided, further, that the Administrative Agent (acting upon the instructions of any Purchaser) may, upon not less than three Business Days' notice to the Seller, cancel any Special Concentration Limit.

       "Concentration Notice" means a notice, in substantially the form of
Exhibit I, from the Seller to a Concentration Bank.

       "Consent and Acknowledgment" means the agreement, in substantially the form attached hereto as Exhibit F, by each Seller Subsidiary in favor of the Purchasers, the Secondary Purchasers and the Seller pursuant to which such Seller Subsidiary consents to and acknowledges the transactions contemplated hereby.

       "Contract" means an agreement between the Seller or a Seller Subsidiary and an Obligor, substantially in a form permitted by the Credit and Collection Policy, pursuant to or under which such Obligor shall be obligated to pay for merchandise, insurance or services from time to time.

       "Coverage Ratio" means (A) with respect to the Purchasers considered as a whole, a fraction, expressed as a percentage, the numerator of which is the sum of (i) the aggregate Net Receivables Pool Balance of all Receivables Pools in which any Purchaser owns a Receivable Interest and
(ii) the aggregate "Net Receivables Pool Balance" of all "Receivables Pools" in which any Secondary Purchaser owns a "Receivable Interest" under the Secondary Purchase Agreement, and the denominator of which is the Combined Capital and (B) with respect to any Purchaser considered individually, a fraction, expressed as a percentage, the numerator of which is equal to such Purchaser's Pro Rata Share of the sum of (i) the aggregate Net Receivables Pool Balance of all Receivables Pools in which such Purchaser owns a Receivable Interest and (ii) the aggregate "Net Receivables Pool Balance" of all "Receivables Pools" in which the Related Secondary Purchaser owns a "Receivable Interest" under the Secondary Purchase Agreement and the denominator of which is the sum of the Aggregate Capital of such Purchaser and the "Aggregate Capital" of the Related Secondary Purchaser under the Secondary Purchase Agreement.

       "Credit and Collection Policy" means those receivables credit and collection policies and practices of the Seller and each Seller Subsidiary in effect on the date hereof and approved by the Purchasers, summarized on Schedule IV hereto, as the same may be modified in strict compliance with this Agreement.

       "Current Default Ratio" means, at the time any determination thereof is to be made, a fraction, expressed as a percentage, the numerator of which is the aggregate Outstanding Balance of all Pool Receivables that were Defaulted Receivables at such time and the denominator of which is the aggregate Outstanding Balance of all Pool Receivables at such time.

       "Debt" means (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations to pay the deferred purchase price of property or services,

     (iv) obligations as lessee under leases which shall have been, or should be, in accordance with generally accepted accounting principles, recorded as capital leases,

     (v) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (iv) above, and (vi) liabilities in respect of unfunded vested benefits under plans covered by Title IV of ERISA.

       "Default Ratio" means, at the time any determina-tion thereof is to be made, a fraction, expressed as a percentage, the numerator of which is 1/12 of the aggregate Outstanding Balance of all Pool Receivables that were Defaulted Receivables on the last Business Day of the month most recently ended and the last Business Day of each of the immediately preceding eleven (11) calendar months or that would have been Defaulted Receivables on such last Business Days had they not been written off the books of the Seller or a Seller Subsidiary during such months (such Outstanding Balances of such Defaulted Receivables for the eleven (11) calendar months immediately preceding the date hereof as set forth on Schedule VII hereto), and the denominator of which is 1/12 of the aggregate Outstanding Balance of all Pool Receivables on the last Business Day of the month most recently ended and the last Business Day of each of the immediately preceding eleven (11) calendar months (such Outstanding Balances for the eleven (11) calendar months immediately preceding the date hereof as set forth on Schedule VII hereto).

       "Defaulted Receivable" means a Receivable:

          (i) as to which any payment, or part thereof, remains unpaid for more than 90 days from the invoice date of such Receivable;

          (ii) which is a Bankrupt Receivable and (a) is not entitled to the benefit of an Administrative Priority (regardless of the Outstanding Balance of such Receivable) or (b) the Outstanding Balance of which, together with all other Bankrupt Receivables of the same Obligor, is greater than $500,000 (whether or not one or more of such Bankrupt Receivables is entitled to an Administrative Priority); or

       (iii) which, consistent with the Credit and Collection Policy, would be written off on the Seller's or on a Seller Subsidiary's books as uncollectible.

        "Delinquency Yen Ratio" means, at the time any determination thereof is to be made, the ratio, expressed as a percentage, computed by dividing (i) the aggregate Outstanding Balance of all Pool Receivables that were Delinquent Receivables at such time by (ii) the aggregate Outstanding Balance of all Pool Receivables at such time.

       "Delinquent Receivable" means a Receivable as to which any payment, or part thereof, remains unpaid for 60 days or more from the original invoice date thereof.

       "Depositary Account" means a depositary account maintained at a Depositary Bank, the primary purpose of which'is to receive the proceeds of Collections from the Seller or a Seller Subsidiary.

       "Depositary Bank" means, at any time, any of the banks holding one or more Depositary Accounts (as of the date hereof being those banks specified on Schedule II hereof).

       "Depositary Yen Notice" means a notice, in substantially the form of Exhibit H, from the Seller or a Seller Subsidiary to a Depositary Bank.

       "Designated Obligor" means, at any time, each Obligor; provided, however, that any Obligor shall, upon not less than three Business Days' notice given to the Seller by the Administrative Agent at the instruction of any Purchaser, cease to be a Designated Obligor.

       "Eliqible Receivable" means, at any time, a Receivable:

            (i) the Obligor of which is not an Affiliate of any of the parties hereto;

          (ii) which, at the earlier of (a) the time of the initial creation of a Receivable Interest therein under this Agreement or (b) the time of the initial creation of a "Receivable Interest" therein under the Secondary Purchase Agreement, is not a Defaulted Receivable;

          (iii) which is an obligation representing all or part of the sales price of merchandise, insurance and services within the meaning of Section 3(c)(5) of the Investment Company Act of 1940, as amended, and the nature of which is such that its purchase with the proceeds of notes would constitute a "current transaction" within the meaning of Section 3(a)(3) of the Securities Act of 1933, as amended;

     (iv) which is an "account" within the meaning of Section 9-106 of the UCC of the applicable jurisdiction governing the perfection of the interest in such Receivable created by a Receivable Interest;

       (v) which arises in the ordinary course of the Seller's or a Seller Subsidiary's business under a Contract which, together with such Receivable, is in full force and effect and constitutes the legal, valid a'nd binding obligation of the Obligor of such Receivable and is not subject to any known dispute, offset, counterclaim or defense whatsoever or any Adverse Claim other than those of the Purchasers, the Secondary Purchasers and the Administrative Agent;

     (vi) which, together with the Contract related thereto, does not contravene or violate in any respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to usury, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) (other than any contravention or violation which would not have a material adverse effect on the collectibility of such Receivable in the full Outstanding Balance thereof) and with respect to which no party to the Contract related thereto is in violation of any such law, rule or regulation in any respect (other than any contravention or violation which would not have a material adverse effect on the collectibility of such Receivable in the full Outstanding Balance thereof);
     (vii) which satisfies all applicable requirements of the Credit and Collection Policy;

  (viii) as to which, at or prior to the earlier of (a) the time of the initial creation of a Receivable Interest therein under this Agreement or (b) the time of the initial creation of a "Receivable Interest" therein under the Secondary Purchase Agreement, the Administrative Agent at the instruction of any Purchaser, has not notified the Seller that such Receivable (or class of Receivables) is no longer acceptable for purchase by the Purchasers hereunder or by the Secondary Purchasers under the Secondary Purchase Agreement;

          (ix) which, in the case of a Receivable originally owed to a Seller Subsidiary, all right, title and interest of such Seller Subsidiary in such Receivable was transferred to the Seller from such Seller Subsidiary pursuant to a Transfer Agreement;

            (x) which is denominated and payable in United States dollars in the United States or, if payable in other than United States dollars, is the subject of a forward foreign exchange contract or other hedging agreement, the effect of which is to fully hedge (based on the expected payment date thereof) such Receivable against losses due to fluctuations in the exchange rate between United States dollars and the currency in which such Receivable is denominated and payable;

          (xi) the Obligor of which is not the Obligor of any Receivable which has been referred to the collection department of the Seller or a Seller Subsidiary;

          (xii) as to which the Seller has good and marketable title thereto, freely assignable by the Seller to the Administrative Agent for the benefit of the Purchasers; and

       (xiii) which, if a Bankrupt Receivable, is entitled to the benefit of an Administrative Priority and the Outstanding Balance of which, together with all other Bankrupt Receivables of the same Obligor entitled to the benefit of an Administrative Priority, is equal to or less than $500,000.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

     "Eurodollar Reserve Percentaqe" for any Purchaser and for any Fixed Period means the reserve percentage applicable to such Purchaser, its Related Secondary Purchaser or the bank or banks providing liquidity, back-up purchase or credit support for the Purchaser during such Fixed Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) (or, if more than one such percentage shall be so applicable, the weighted daily averages of such percentages for those days in such Fixed Period during which any such percentage shall be so applicable) for determining the maximum reserve requirement of such Purchaser, its Related Secondary Purchaser or the bank or banks providing liquidity, back-up purchase or credit support for the Purchaser (including, but not limited to, any emergency, supplemental or other marginal reserve requirement) with respect to liabilities consisting of or including Eurocurrency liabilities (as that term is defined in Regulation D of the Board of Governors of the Federal Reserve System as in effect from time to time) having a term equal to such Fixed Period.

          "Event of Termination" has the meaning specified in Article VII.


       "Expiration Date" has the meaning specified in Section 2.01(e).

       "Facility Termination Date" means the earliest to occur of (i) the Expiration Date, as determined pursuant to Section 2.01(e), (ii) the date of the occurrence of an Event of Termination under Section 7.01(h), (iii) the date the Facility Termination Date is declared pursuant to Section 7.01 or (iv) the date the Purchase Limit is reduced or falls to zero.

       "Fixed Period" means, with respect to any Receivable Interest in respect of which Yield is computed by reference to the Adjusted LIBOR Rate, a period from one to and including 30 days, as a Purchaser, after consultation with the Seller, shall select, provided, that (i) any Fixed Period (other than of one day) which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day, except that if such extension would cause the last day of such Fixed Period to occur in the next succeeding month, the last day of such Fixed Period shall occur on the immediately preceding Business Day; and (ii) in the case of any Fixed Period for any Receivable Interest which commences before the Facility Termination Date for such Receivable Interest and would otherwise end on a date occurring after such Facility Termination Date, such Fixed Period shall end on such Facility Termination Date.

       "Foreign Obligor" means any Obligor that is not a resident of the United States.

       "Foreign Obligor Concentration Limit" means 13% or such other percentage as shall be designated by the Administrative Agent in a writing delivered to the Seller at the instruction of the Required Purchasers.

       "Government Obligor" means any Obligor that is an agency, a department, an instrumentality or a political subdivision of the United States or of any state or local government.

       "Government Obligor Concentration Limit" means 5% or such other percentage as shall be designated by the Administrative Agent in a writing delivered to the Seller at the instruction of the Required Purchasers.

       "Investor Rate" for any Settlement Period for any Receivable Interest means:

          (a) the rate (or if more than one rate, the weighted average of the rates) at which (i) in the case of ASCC, all of the Notes of ASCC outstanding during such Settlement Period have been sold by any placement agent or commercial paper dealer selected by ASCC, as agreed between each such agent or dealer and ASCC and notified by ASCC to the Seller and the Collection Agent, and (ii) in the case of a Purchaser other than ASCC, Notes of such Purchaser to be issued to fund the purchase or maintenance of such Receivable Interest during such Settlement Period may have been sold by any placement agent or commercial paper dealer selected by such Purchaser, as agreed between such placement agent or such commercial paper dealer and such Purchaser and notified by 1:30 P.M., New York City time, on each Settlement Date by such Purchaser to the Seller and the Collection Agent; provided, that if the rate or rates, as agreed between any such agent or dealer and such Purchaser with regard to any Settlement Period for any Receivable Interest, is a discount rate (or rates), the "Investor Rate" for such Settlement Period shall be the rate (or if more than one rate, the weighted average of the rates) resulting from converting such discount rate (or rates) to an interest-bearing equivalent rate per annum; or

          (b) if a Purchaser funds its purchase or maintenance of such Receivable Interest for such Settlement Period or a portion thereof other than by issuing Notes, a rate equal to the the weighted average of the Adjusted LIBOR Rates for the Fixed Periods occurring within such Settlement Period or portion thereof, plus 1%, notified to the Seller and the Collection Agent as provided in clause (a) above, or such other rate as such Purchaser and the Seller shall agree to in writing.

          (c) If during any Settlement Period more than one of the above-mentioned rates shall be applicable, then the "Investor Rate" for such Settlement Period shall be the daily weighted average of such applicable rates.

       "Investor Report" means a report, in substantially the form of Exhibit A hereto (appropriately completed), furnished by the Collection Agent to each Purchaser and the Administrative Agent pursuant to Section 6.02(g) hereof.

       "Investor Report Date" means, with respect to each Settlement Period, the 23rd day of the month immediately following a Settlement Date (or if such day is not a Business Day, the next succeeding Business Day) or such other date or dates as shall be notified to the Seller from time to time by the Administrative Agent at the direction of the Required Purchasers.

       "Liquidation Collection Aqent Fee" means, for any Receivable Interest on any date, an amount equal to the product of (i) the Capital of such Receivable Interest on such date, (ii) the percentage per annum at which the Collection Agent Fee is accruing on such date and (iii) a fraction the numerator of which is the sum of the Average Maturity and the Collection Delay Period (each as in effect at such date) and the denominator of which is 360.

       "Liquidation Day" means, for any Receivable Interest, (i) each day during a Settlement Period for such Receivable Interest on which the conditions set forth in Section 3.02 are not satisfied (or expressly waived by the Purchasers), provided such conditions remain unsatisfied (or are not expressly waived by the Purchasers) during such Settlement Period, or (ii) each day which occurs on or after the Termination Date for such Receivable Interest.

     "Liquidation Fee" means, for any Purchaser and for any Settlement Period during which a Liquidation Day occurs, the amount, if any, by which (i) the additional Yield (calculated without taking into account any Liquidation Fee or any shortened duration of a Fixed Period pursuant to clause (ii) of the definition thereof) which would have accrued during the remainder of such Settlement Period on all reductions of Capital of the Receivable Interest during such Settlement Period exceeds (ii) the income received by such Purchaser's investing the proceeds of such reductions of Capital.

     "Liquidation Yield" means, for any Receivable Interest on any date, an amount equal to the product of (1) the Capital of such Receivable Interest on such date, (2) the Adjusted LIBOR Rate for such Receivable Interest for a 30-day Fixed Period to commence on such date and (3) a fraction having the sum of the Average Maturity plus the Collection Delay Period (each as in effect at such date) as its numerator and 360 as its denominator.

     "Lock-Box Account" means a lock-box account maintained at a Lock-Box Bank, the primary purpose of which is to receive Collections.

     "Lock-Box Agreement" means an agreement, in sub-stantially the form of Exhibit B, among the Seller or a Seller Subsidiary, the Administrative Agent and a Lock-Box Bank.

     "Lock-Box Bank" means, at any time, any of the banks holding one or more Lock-Box Accounts (as of the date hereof being those specified on Schedule I hereof).

     "Lock-Box Notice" means a notice, in substantially the form of Attachment A to Exhibit B, from the Seller or a Seller Subsidiary to any Lock-Box Bank.

     "Loss Reserve" means, on any date, 300% of the Default Ratio.

     "Loss-to-Liquidation Ratio" means, at the time of any determination thereof, a fraction, expressed as a percentage, the numerator of which is equal to 1/3 of the aggregate Outstanding Balance (net of recoveries) of all Receivables that were written-off of the books of the Seller or a Seller Subsidiary as uncollectible in accordance with the Credit and Collection Policy during the month most recently ended and during the immediately preceding two calendar months and the denominator of which is equal to 1/3 of the aggregate Collections received during the month most recently ended and during the immediately preceding two calendar months less the aggregate amount of Collections deemed to have been received during such period pursuant to Section 2.04(d).

     "Mandatory Reduction" means the required reduction of the Aggregate Capital of a Purchaser and the "Aggregate Capital" of the Related Secondary Purchaser under the Secondary Purchase Agreement as a result of the occurrence of a Mandatory Reduction Day.

     "Mandatory Reduction Amount" means, with respect to the weighted average of the Receivable Interests of any Purchaser and the "Receivable Interests" of the Related Secondary Purchaser under the Secondary Purchase Agreement on any Mandatory Reduction Day, the lowest dollar amount of a reduction in the Aggregate Capital of such Purchaser which, together with the dollar amount of a corresponding reduction, if any, in the "Aggregate Capital" of the Related Secondary Purchaser under the Secondary Purchase Agreement, is necessary to cause such weighted average of such Receivable Interests (if greater than the product of 98% and the Pro Rata Share of such Purchaser) to reduce to an amount equal to the product of 98% and the Pro Rata Share of such Purchaser and to cause the Coverage Ratio with respect to such Purchaser (if less than 120%) to increase to 120%.

     "Mandatory Reduction Day" means (i) each day during a Settlement Period on which the weighted average of the Receivable Interests of a Purchaser and the "Receivable Interests" of the Related Secondary Purchaser under the Secondary Purchase Agreement exceeds an amount equal to the product of 98% and the Pro Rata share of such Purchaser and/or the Coverage Ratio with respect to such Purchaser is less than 120% or (ii) each day during a Settlement Period on which the Coverage Ratio with respect to all of the Purchasers is less than 120%.

     "Member" means a Person who holds membership in ASCC other than as an associate member.

     "Moody's" means Moody's Investors Service, Inc.

     "Net Receivables Pool Balance" means, at any time with respect to any Receivables Pool, the Outstanding Balance of Eligible Receivables then in the Receivables Pool reduced by the sum of (i) the Outstanding Balance of such Eligible Receivables that have become Defaulted Receivables, (ii) the aggregate amount by which the Outstanding Balance of Eligible Receivables (other than Defaulted Receivables) of each Obligor then in the Receivables Pool exceeds the product of (A) the Concentration Limit or Special Concentration Limit for such Obligor and (B) the Outstanding Balance of the Eligible Receivables then in the Receivables Pool, (iii) the aggregate amount by which the Outstanding Balance of Eligible Receivables (other than Defaulted Receivables) of all Foreign Obligors then in the Receivables Pool and not deducted from the Receivables Pool pursuant to clause (ii) exceeds the product of (A) the Foreign Obligor Concentration Limit and (B) the Outstanding Balance of the Eligible Receivables then in the Receivables Pool, and (iv) the aggregate amount by which the Outstanding Balance of Eligible Receivables (other than Defaulted Receivables) of all Government Obligors then in the Receivables Pool and not deducted from the Receivables Pool pursuant to clause (ii) exceeds the product of (A) the Government Obligor Concentration Limit and (B) the Outstanding Balance of the Eligible Receivables then in the Receivables Pool.

     "Notes" means, with respect to a Purchaser, commercial paper notes or other short-term promissory notes issued by such Purchaser in the United States commercial paper market from time to time.

     "Obligor" means a Person obligated to make payments pursuant to a Contract.

     "Optional Reduction" means the election of the Seller to reduce the Combined Capital by directing the Collection Agent and the Purchasers to terminate temporarily the reinvestment of Collections.

     "Optional Reduction Amount" means the dollar amount specified in a notice given by the Seller in accordance with Section 2.01(c) hereof as being the amount by which the Seller would like to reduce temporarily the Combined Capital.

     "Optional Reduction Day" means for each Receivable Interest, each day during a Settlement Period on which a portion of the Collections which would ordinarily be reinvested as a return of the Capital thereof are paid to the Purchaser or held by the Collection Agent for the account of such Purchaser in order to effect the reduction of the Capital with respect thereto.

     "Optional Reduction Effective Date" means the day on which the Purchasers and the Collection Agent shall commence the temporary termination of reinvestments of Collections pursuant to Section 2.01(c) hereof.

     "Outstandinq Balance" of any Receivable at any time means the then outstanding principal balance thereof. The `Outstandinq Balance" of a Receivable which is denominated and payable in a currency other than United States dollars shall be the United States dollar equivalent of the face amount of such Receivable as of the date of the invoice therefor converted to United States dollars at such rate of exchange provided by the Credit and Collection Policy.

     "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

     "Pool Receivable" means a Receivable in a Receivables Pool.

     "Potential Termination Event" means an event which, with the passage of time or notice or both, would constitute a Termination Event.

     "Pro Rata Share" means, for each Purchaser, 25%, or such other percentage for such Purchaser as shall result from any reallocation in accordance with
Section 2.01(d).

     "Provisional Liquidation Day" means each day that would be a Liquidation Day but for the proviso in clause (i) Of the definition of "Liquidation Day."

     "Purchase" has the meaning specified in Section 2.01(a).

     "Purchase Limit" means, for all Purchasers in the aggregate, an amount equal to $1,000,000,000 initially, or such lesser amount as shall reflect any reduction pursuant to Section 2.01(b), and for each Purchaser, its Pro Rata Share of such aggregate amount. References to the unused portion of the Purchase Limit shall mean, at any time, the Purchase Limit in effect at such time, less the sum of the Total Aggregate Capital under this Agreement and the "Total Aggregate Capital" under the Secondary Purchase Agreement. Furthermore, on any day on which the Seller reduces the unused portion of (or terminates) the "Commitment" under the Secondary Purchase Agreement, the Purchase Limit automatically shall reduce by the same amount (or so terminate).

     "Receivable" means the indebtedness of any Obligor under a Contract, and includes the right to payment of any interest or finance charges and other obligations of such Obligor with respect thereto.

     "Receivable Interest" means, at any time, an undivided percentage ownership interest of a Purchaser in (i) all then outstanding Pool Receivables arising prior to the time of the most recent computation or recomputation of such undivided percentage interest pursuant to Section 2.03, (ii) all Related Security with respect to such Pool Receivables, and (iii) all Collections with respect to, and other'proceeds of, such Pool Receivables. Such undivided percentage interest shall be a fraction, expressed as a percentage, the numerator of which is the sum of (i) the Capital of such Receivable Interest at the time of computation and (ii) a number equal to the product of (x) the Reserve and (y) a fraction, expressed as a percentage, the numerator of which is the Capital of such Receivable Interest, and the denominator of which is the Combined Capital, and the denominator of which is the Net Receivables Pool Balance at the time of computation. Each Receivable Interest shall be determined from time to time pursuant to the provisions of Section 2.03.

     "Receivables Pool" means at any time the aggregation of each then outstanding Receivable in respect of which the Obligor is a Designated Obligor at such time or was a Designated Obligor on the date of the initial creation Of an interest in such Receivable under this Agreement.

     "Records" means, with respect to any Receivable, all Contracts and other documents, books, records and other information (including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) relating to such Receivable and the related Obligor.

     "Reference Banks" means Canadian Imperial Bank of Commerce, Citibank, N.A., The First National Bank of Chicago and Union Bank of Switzerland, or such other banks as the Purchasers shall designate with the consent of the Seller.

     "Reinvestment Termination Date" means, with respect to any Receivable Interest, that Business Day which the Administrative Agent at the instruction of any Purchaser(other than Matterhorn) so designates by notice to the Seller as being the first day on which reinvestments will not be made with respect to such Receivable Interest.

     "Related Secondary Purchaser" means, with respect to each Purchaser set forth below, the Person set forth opposite its name.
ASCC      The First National Bank of Chicago
CAFCO     Citibank, N.A.
Falcon    Canadian Imperial Bank of Commerce


     "Related Security" means with respect to any Receivable:
     (i) all of the Seller's interest in any merchandise (including returned merchandise) relating to any sale giving rise to such Receivable;

     (ii) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements describing any collateral securing such Receivable;

     (iii) all guaranties, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise; and

     (iv) all Records relating to such Receivable.

     "Required Purchasers" means, at a particular time, the Purchasers the Aggregate Capital of which equals at least 66 2/3% of the Total Aggregate Capital, or, if no Capital shall then be outstanding, Purchasers the aggregate Purchase Limit of which equals at least 66 2/3% of the overall Purchase Limit; provided, that in determining the Aggregate Capital or the Purchase Limit of a Purchaser for the purposes of this definition, the "Aggregate Capital" of such Purchaser's Related Secondary Purchaser under the Secondary Purchase Agreement shall be treated as relating to such Purchaser.

     "Reserve" means, on any date, the greater of (i) 12% of Combined Capital and (ii) the sum of (a) the product of (1) the Loss Reserve and (2) the aggregate Outstanding Balance of all Pool Receivables on such date,(b) the aggregate Yield Reserve for all Receivable Interests owned by the Purchasers and the aggregate "Yield Reserve" for all "Receivable Interests" owned by the Secondary Purchasers under the Secondary Purchase Agreement, and(c) the aggregate Collection Agent Fee Reserve, if any, for all Receivable Interests owned by the Purchasers and the aggregate "Collection Agent Fee Reserve", if any, of all "Receivable Interests" owned by the Secondary Purchasers under the Secondary Purchaser Agreement.

     "Responsible Officer" means, as to the Seller and the Seller Subsidiaries, any officer (including, for the purpose of this Agreement, any assistant secretary and any assistant treasurer) of such entity or any person designated in writing by any such officer.

     "S&P" means Standard & Poor's Corporation.

     "Seasonality Amount" means, with respect to each of November and December of each year, the product of (i) the Seasonality Percentage for such month and
(ii) the aggregate of the Net Receivables Pool Balances for each Receivables Pool as set forth in the Investor Report delivered on the most recent Investor Report Date.

     "Seasonality Percentage" means, with respect to each of November and December of each year, a fraction, expressed as a percentage, the numerator of which is the decline, if any, in the aggregate outstanding balance of all Receivables of the Seller and the Seller Subsidiaries from the last Business Day of October to the last Business Day of November or from the last Business Day of November to the last Business Day of December, as the case may be, during the preceding calendar year, and the denominator of which is the aggregate outstanding balance of all Receivables of the Seller and the Seller Subsidiaries as of the last Business Day of October or November, as the case may be, of such preceding calendar year.

     "Secondary Purchase Agreement" means the Receivables Purchase Agreement, dated as of the date hereof, among the Seller, the Secondary Purchasers, Matterhorn and Canadian Imperial Bank of Commerce, as administrative agent, as the same may, from time to time, be amended, modified or supplemented'.

       "Secondary Purchasers" means collectively Canadian Imperial    Bank of
       Commerce, Citibank, N.A., and The First National Bank of Chicago.

     "Seller Subsidiary" means a direct or indirect subsidiary of the Seller party to a Transfer Agreement and approved by the Purchasers (as of the date hereof being those subsidiaries specified on Schedule V hereof).

     "Settlement Date" means the last day of each Settlement Period, or, if such day is not a Business Day, the next succeeding Business Day.

     "Settlement Period" means, with respect to any Receivable Interest, initially the period commencing on the date of purchase of such Receivable Interest and ending on the last day of the calendar month in which such purchase occurs, and thereafter each calendar month; provided, that on and after the Termination Date for such Receivable Interest, such period (including, without limitation, a period of one day) as shall be selected from time to time by the Purchasers or, in the absence of any such selection, each period of thirty days from the last day of the immediately preceding Settlement Period.

     "Termination Date" means the earlier of (i) the Reinvestment Termination Date for such Receivable Interest and (ii) the Facility Termination Date.

     "Total Aggregate Capital" means, at any time of determination, the sum of the Aggregate Capital for the Purchasers.

     "Transfer Aqreement" means each agreement, in substantially the form attached hereto as Exhibit D, between the Seller and a Seller Subsidiary pursuant to which the Seller will purchase Receivables from such Seller Subsidiary.

     "UBS" means Union Bank of Switzerland, a banking corporation organized under the laws of Switzerland.

     "UCC" means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

     "Yield" means for each Receivable Interest for any Settlement Period


                           IR X C X .ED + LF

                                    360
          where:

C = the daily average (calculated at the close of business each day) Capital of such Receivable Interest during such Settlement Period

IR = InvestOr Rate for such Receivable Interest for such Settlement Period

ED = the actual number of days elapsed during such Settlement Period

LF = the Liquidation Fee, if any, for such Receivable Interest for such Settlement Period;

provided, that no provision of this Agreement shall require the payment or permit the collection of Yield in excess of the maximum permitted by applicable law; and provided, further, that Yield for any Receivable Interest shall not be considered paid by any distribution to the extent that at any time all or a portion of such distribution is rescinded or must otherwise be returned for any reason.

     "Yield Reserve" means, for any Receivable Interest at any time, the sum of
(i) the Liquidation Yield at such time for such Receivable Interest, and (ii) the then accrued and unpaid Yield for such Receivable Interest.

     SECTION 1.02. Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

                                   ARTICLE II

                       AMOUNTS AND TERMS OF THE PURCHASES

     SECTION 2.01. Purchase Facility. (a) On the terms and conditions hereinafter set forth, each Purchaser (other than Matterhorn) may, in its sole discretion purchase Receivable Interests from the Seller from time to time during the period from the date hereof to the Termination
Date; provided, however, that Matterhorn shall be obligated to purchase up to its Purchase Limit Receivable Interests from the Seller from time to time during the period from the date hereof to the Facility Termination Date. Each purchase (each, a "Purchase") of Receivable Interests with respect to a Receivables Pool requested by the Seller shall be made by the Purchasers electing to Purchase at such time simultaneously and ratably according to their respective Pro Rata Shares; provided, that Matterhorn shall be obligated to make a Purchase pursuant to the terms of this Agreement notwithstanding the election by any other Purchaser not to make a Purchase. Under no circumstances shall a Purchaser make any Purchase if after giving effect to such Purchase, such Purchaser's Aggregate Capital, together with the Related Secondary Purchasers' "Aggregate Capital" under the Secondary Purchase Agreement, would exceed such Purchaser's Purchase Limit. Notwithstanding anything to the contrary contained herein, until such time as the parties expressly agree, all Purchases of Receivable Interests hereunder and under the Secondary Purchase Agreement shall be made with respect to a single Receivables Pool.

          (b) The Seller may, upon at least five Business Days' notice to the Administrative Agent and the Purchasers, terminate in whole or reduce in part the unused portion of the Purchase Limit; provided, that each partial reduction shall be in the amount of at least $5,000,000 or an integral multiple thereof; provided, further, that any partial reduction of the Purchase Limit for any Purchaser must not result in a remaining Purchase Limit of less than $25,000,000 or the Purchase Limit for such Purchaser shall be reduced to zero. Any reductions in the Purchase Limit pursuant to this subsection (b) shall be permanent.

          (c) The Seller may, upon at least five Business Days' written notice to the Administrative Agent and the Purchasers specifying an Optional Reduction Amount and an Optional Reduction Effective Date, effect an Optional Reduction. Commencing on the Optional Reduction Effective Date, the Collection Agent shall cease the reinvestment of Collections for a period of time such that after giving effect to the amount of Collections which are not reinvested in accordance with the provisions of Section 2.04(b)(ii), the amount of Combined Capital on the day immediately preceding the Optional Reduction Effective Date is reduced by an amount equal to the Optional Reduction Amount. Any Optional Reduction under this subsection (c) shall be applied pro rata among the Purchasers according to their Pro Rata Shares. The Seller shall indemnify any Purchaser for all losses, expenses and liabilities, if any (including, without limitation, any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds required by any Purchaser in connection with such Purchaser's funding or maintenance of the Receivable Interests), which such Purchaser may sustain as a result of any Optional Reduction pursuant to this subsection (c).

          (d) The Seller may, upon 60 days' prior written notice to the Purchasers, reallocate the Pro Rata Shares of the Purchasers; provided, that such reallocation may not take place prior to the first anniversary date of the earlier to occur of the initial Purchase hereunder and the initial "Purchase" under the Secondary Purchase Agreement; provided, further, that the Seller may not reallocate the Pro Rata Shares of the Purchasers more than twice in any 12-month period. Any reallocation of a Purchaser's Pro Rata Share as in effect prior to such reallocation which increases the Purchase Limit of such Purchaser shall be at the sole discretion of such Purchaser and shall be effective only if the Related Secondary Purchaser increases its "Commitment" under the Secondary Purchase Agreement by an amount corresponding to the amount of the increase, if any, in the Purchaser's Purchase Limit arising from such reallocation. If, as a result of any reallocation, a Purchaser's Aggregate Capital exceeds its Pro Rata Share (as proposed to be reallocated) of the Purchase Limit, such Purchaser shall transfer a Receivable Interest or Receivables Interest computed on the basis of such excess Capital to the Purchaser or Purchasers whose Pro Rata Share has increased as a result of such reallocation in exchange for a cash payment in an amount equal to the aggregate Capital of the Receivable Interests so transferred.

     (e) The Expiration Date shall be the third anniversary of the date hereof; provided, that the Expiration Date may be extended for an additional year on each annual anniversary of the date hereof if the Seller gives each Purchaser written notice not later than 90 days prior to each such annual anniversary (beginning with the first such annual anniversary) and each Purchaser provides the Seller with its written consent to such extension not later than 30 days after receipt of the Seller's notice; provided, however, that such extension of the Expiration Date shall not occur unless each Secondary Purchaser consents to similarly extend the "Expiration Date" of the Secondary Purchase Agreement.

     (f) The Seller may, upon thirty days' prior written notice to the Administrative Agent and the Purchasers, cease purchasing Receivables from any Seller Subsidiary, and after the Seller ceases purchasing Receivables from such Seller Subsidiary, such Seller Subsidiary shall no longer be a Selling Subsidiary for all purposes of this Agreement other than with respect to those obligations which are expressly intended to survive the termination of this Agreement, including, without limitation, the indemnities contained in Section
8.01 as incorporated by reference in the Consent and Acknowledgement to which such Seller Subsidiary is a party. If, as a result of the Seller's decision to cease purchasing Receivables from any Seller Subsidiary, the Required Purchasers determine, in their sole discretion, that the Events of Termination in Section 7.01(i) are no longer reasonable or protective, the Required Purchasers may modify the provisions of such Section 7.01(i) with the consent of the Seller (which consent shall not be unreasonably withheld or delayed).

       SECTION 2.02. Makinq Purchases. (a) Each Purchase shall be made on at least three Business Days' notice from the Seller to each Purchaser. Each such notice shall specify (i) the amount requested to be paid to the Seller (which shall not be less than $5,000,000), and (ii) the date of such Purchase (which shall be a Business Day). Each Purchaser, other than Matterhorn, shall notify the Seller whether it has determined to make such Purchase not later than 10:00 A.M., New York City time, on the second Business Day prior to the proposed purchase date.

     (b) On the date of each Purchase, each Purchaser shall, upon satisfaction of the applicable conditions set forth in Section 3.01 and Section 3.02, make available to the Seller in same day funds, at the Seller's account with Bank of America National Trust and Savings Association, account n,~,mher 12334-01430, an amount equal to the initial Capital of such Receivable Interest purchased by the Purchaser. Each notice given by the Seller pursuant to subsection (a) above shall be irrevocable and binding on the Seller and the Seller shall indemnify each Purchaser against any loss or expense incurred by such Purchaser as a result of any failure by the Seller to accept the amount requested to be paid by such Purchaser, including, without limitation, any loss (including loss of anticipated profits) or expense incurred by such Purchaser by reason of the liquidation or reemployment of funds acquired or requested by such Purchaser to fund such requested amount.

     (c) Each Purchase made by a Purchaser shall be evidenced by, and recorded on, a Certificate duly executed by the Seller. The Seller hereby authorizes each Purchaser to make the appropriate notation on the schedule annexed to the Certificate delivered to such Purchaser for the purposes of recording any Purchase made by such Purchaser thereon (provided that any failure by such Purchaser to make any such notation shall not affect the obligations of the Seller hereunder or under such Certificate in respect of such Purchase). The Seller agrees that each notation made by a Purchaser on the schedule annexed to the Certificate delivered to such Purchaser shall be binding absent demonstrable error.

     SECTION 2.03. Receivable Interest Percentage. (a) Each Receivable Interest shall be initially computed on its date of purchase. Thereafter, until the Termination Date for such Receivable Interest, such Receivable Interest shall be automatically recomputed (or deemed to be recomputed) on each day other than a Liquidation Day. Any Receivable Interest as computed (or deemed recomputed) as of the close of business on the day immediately succeeding the Termination Date for such Receivable Interest shall remain constant at all times after such Termination Date. Such Receivable Interest shall become zero when the Capital thereof and Yield thereon shall have been paid in full and the Collection Agent (if not the Seller or an Affiliate thereof) shall have received the accrued Collection Agent Fee thereon.

     (b) If any Receivable Interest would otherwise be reduced on any day on account of newly arising Pool Receivables, the Purchasers may prevent such reduction by notifying the Collection Agent on such day that the Receivables Pool and the Net Receivables Pool Balance for such Receivable Interest will include, with respect to Receivables arising as Pool Receivables on such day, only such number or portion of such Receivables as shall cause such Receivable Interest to remain constant. The remainder of such Receivables or portion thereof shall be treated as Receivables arising on the next succeeding Business Day (subject to reapplication of this subsection (b)).

     (c) If any Investor Report indicates that the last day of the prior Settlement Period was a Mandatory Reduction Day, the Collection Agent shall promptly notify the Purchasers and the Seller (if the Collection Agent is not the Seller) and shall specify the Mandatory Reduction Amount. In addition, if on any Business Day the Seller knows such day to be a Mandatory Reduction Day, it shall promptly notify the Purchasers and the Collection Agent (if the Collection Agent is not the Seller) and shall specify the Mandatory Reduction Amount. On the Business Day next succeeding the Investor Report Date or such notification to the Purchasers and the Collection Agent, unless the Seller can demonstrate to the satisfaction of the Purchasers that such day is not a Mandatory Reduction Day, the Seller shall pay to each Purchaser its full Mandatory Reduction Amount to the extent that the Mandatory Reduction Amount represents Collections which should have been set aside and held in the trust for such Purchaser pursuant to
Section 2.04 hereof but were previously deemed to be reinvested on behalf of such Purchaser. If the full Mandatory Reduction Amount is not so paid, the Collection Agent shall continue the suspension of the reinvestment of Collections on each Mandatory Reduction Day until such time that, after giving effect to the amount of Collections which are not reinvested in accordance with the provisions of Section 2.04(b)(ii) and the recomputation of the Receivable Interests pursuant to Section 2.03, the amount of the Aggregate Capital of such Purchaser on the day immediately preceding any Mandatory Reduction Day is reduced by an amount equal to the Mandatory Reduction Amount for such Mandatory Reduction Day. The Seller shall indemnify any Purchaser for all losses, expenses and liabilities, if any (including, without limitation, any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds required by such Purchaser in connection with such Purchaser's funding or maintenance of the Receivable Interests), which such Purchaser may sustain as a result of any Mandatory Reduction.

     SECTION 2.04. Settlement Procedures. (a) Collection of the Pool Receivables shall be administered by the Collection Agent, in accordance with the terms of this Agreement. The Seller shall provide to the Collection Agent (if other than the Seller) on a timely basis all information needed for such administration, including notice of the occurrence of any Liquidation Day or Provisional Liquidation Day and current computations of each Receivable Interest.

     (b) The Collection Agent shall, on each day on which Collections of Pool Receivables are received by it with respect to any Receivable Interest owned by a Purchaser:

               (i) set aside and hold in trust for such Purchaser, out of the percentage of such Collections represented by such Receivable Interest, an amount equal to such Purchaser's Yield and Pro Rata Share of the Collection Agent Fee, if any, accrued through such day for such Receivable Interest and not previously set aside; provided, that notwithstanding the preceding clause, unless the Administrative Agent shall have given notice at the direction of the Required Purchasers to the contrary, such amounts may, if the Seller is the Collection Agent, be comingled with the Seller's other funds prior to their payment to the Purchasers;

               (ii) if such day is neither a Liquidation Day nor a Provisional Liquidation Day nor an Optional Reduction Day nor a Mandatory Reduction Day, reinvest on behalf of such Purchaser the remainder of such percentage of Collections, to the extent representing a return of Capital, by recomputation of such Receivable Interest pursuant to
          Section 2.03;

               (iii) if such day is a Liquidation Day or a ProvisiOnal Liquidation Day, refrain from making reinvestments and set aside and hold in trust for such Purchaser the entire remainder of such percentage of Collections; provided, that amounts set aside and held in trust on any Provisional Liquidation Day that is subsequently determined not to be a Liquidation Day thereupon shall, to the extent representing a return of Capital, be reinvested in accordance with the preceding subsection (ii);

               (iv) if such day is an Optional Reduction Day, set aside and hold in trust for the Purchaser the entire remainder of such percentage of Collections or, if the remainder of such Collections exceeds the remaining amount of the Optional Reduction Amount, the portion of the remainder of such Collections equal to such remaining amount of the Optional Reduction Amount; provided, that, notwithstanding the preceding clause, unless the Administrative Agent shall have given notice at the direction of the Required Purchasers to the contrary, such amounts may, if the Seller is the Collection Agent, be commingled with the Seller's other funds prior to their payment to the Purchasers;

               (v) if such day is a Mandatory Reduction Day, set aside and hold in trust for the Purchaser the entire remainder of such percentage of Collections, or if the remainder of such Collections exceeds the remaining amount of the Mandatory Reduction Amount for such day, the portion of the remainder of such Collections equal to such remaining amount of the Mandatory Reduction Amount; provided, that, notwithstanding the preceding clause, unless the Administrative Agent shall have given notice at the direction of the Required Purchasers to the contrary, such amounts may, if the Seller is then the Collection Agent, be commingled with the Seller's other funds prior to their payment to the Purchasers; and

               (vi) during such times as amounts are required to be reinvested in accordance with the foregoing subsection (ii) or the proviso to subsection (iii), release to the Seller for its own account any Collections in excess of such amounts and the amounts that are required to be set aside pursuant to subsection (i) above.

          (c) The Collection Agent shall deposit into an account designated by each Purchaser, on the first Business Day after each Settlement Date, unless the Required Purchasers, in their sole discretion, require more frequent deposits, all amounts held by the Collection Agent for each Purchaser in accordance with
Section 2.04(b), unless deposited earlier as provided in the next succeeding sentence; provided, however, if Collections have been commingled with the Seller's other funds prior to their payment to the Purchasers as permitted by the terms of this Agreement, any deposits made pursuant to the preceding clause shall be made by the Seller from and to the extent of the Collections with respect to a Receivable Interest owned by such Purchaser. If the Collection Agent is not the Seller, and if a Liquidation Day or a Provisional Liquidation Day has occurred and is continuing, all amounts held by the Collection Agent for each Purchaser in accordance with Section 2.04(b) shall be deposited on the first Business Day following receipt by the Collection Agent into an account designated by such Purchaser. The aggregate amount so deposited with respect to a Receivable Interest owned by a Purchaser shall not exceed the sum of such Purchaser's Capital of, and accrued Yield and Pro Rata Share of the Collection Agent Fee, if any, on such Receivable Interest plus the aggregate of any other amounts then owed by the Seller to such Purchaser hereunder. If the amounts so deposited are insufficient to pay in full all amounts due to such Purchaser hereunder, such amounts shall be applied in the following order of priority (whether or not such funds are sufficient to pay in full all such amounts): first to the Collection Agent (if other than the Seller or its designee) in payment of all accrued and unpaid Collection Agent Fee, if any, second to such Purchaser in payment in full of all accrued and unpaid Yield, third to such Purchaser in reduction to zero of the Aggregate Capital of such Purchaser, and fourth to such Purchaser in payment of any other amounts owed by the Seller hereunder.

       After the Capital and Yield with respect to a Receivable Interest, and any other amounts payable by the Seller to the Purchasers or the Administrative Agent hereunder, have been paid in full, all additional Collections with respect to such Receivable Interest shall be paid to the Seller for its own account.

          (d)  For the purposes of this Section 2.04:

            (i) if on any day the Outstanding Balance of any Pool Receivable is reduced or adjusted as a result of any defective, rejected, returned, repossessed or foreclosed merchandise or services, or any cash discount or other adjustment made by the Seller or a Seller Subsidiary, or any setoff, the Seller shall be deemed to have received on such day a Collection of such Pool Receivable in the amount of such reduction or adjustment;

               (ii) if on any day either (w) any of the representations or warranties contained in Sections 4.01(h) or 4.01(n) are no longer true with respect to any Pool Receivable, (x) the Seller shall fail to perform or observe any term, covenant or agreement contained in Section 5.01(d), (y) the Seller, any Seller Subsidiary or the Collection Agent (if the Seller or an Affiliate thereof) shall extend, amend or otherwise modify the terms of any Pool Receivable, or amend, modify or waive the terms or conditions of the Contract under which such Pool Receivable arises in a manner which materially and adversely affects the collectibility of such Pool Receivable, or (z) any Pool Receivable denominated in a currency other than United States dollars is deemed uncollectible by any Purchaser as a result of the inability of the Obligor thereof to make any payment thereon due to restrictions imposed on the payment of the foreign currency in which such Pool Receivable is denominated outside of the country of such foreign currency, the Seller shall be deemed to have received on such day a Collection of such Pool Receivable in full;

               (iii) except as provided in subsection (i) or (ii) of this
       Section 2.04(d), or as otherwise required by applicable law or the relevant Contract, all Collections received from an Obligor of any Receivable shall be applied to the Receivables of such Obligor in order of the age of such Receivables, starting with the oldest such Receivable, unless such Obligor designates its payment for application to specific Receivables; and

               (iv) if and to the extent any Purchaser shall be required for any reason to pay over to an Obligor any amount received on its behalf hereunder, such amount shall be deemed not to have been so received but rather to have been retained by the Seller and, accordingly, such Purchaser shall have a claim against the Seller for such amount, payable when and to the extent that any distribution from or on behalf of such Obligor is made in respect thereof.

       SECTION 2.05. FEES.



(a) The Seller shall pay the following fees:

          (i) to each Purchaser, an annual fee (the "Program Fee") equal to the product of (i) the average daily outstanding Aggregate Capital of such Purchaser and (ii) the rate per annum indicated below, as determined by reference to the higher of the long-term senior unsecured debt ratings for the Seller as announced by S&P and Moody's and in effect on the Settlement Date such fee is required to be paid hereunder:

                 Ratinq


        S&P                 Moody's             Rate


         A                  A2                  .25%
         A-                 A3                  .25%
         BBB+               Baal                .30%
         BBB                Baa2                .30%
         BBB-               Baa3                .35%
         BB+                Bal                 .45%
         BB                 Ba2                 .65%
         BB-                Ba3                 .75%
         B+                 B1                  1.00%

               (ii) to CAFCO, Matterhorn and Falcon, a fee (the "Investor Fee") computed at the per annum rates of 1/100 of 1%, 1/100 of 1% and 15/1000 of 1%, respectively, on the average daily amount of Aggregate Capital of each such Purchasers.

            (iii) to Matterhorn, ratably according to its Pro Rata Share, a fee (the "Commitment Fee") at the per annum rate, if the Seller's long-term senior unsecured debt is rated investment grade by either S&P or Moody's, of .25% on the average daily amount of Matterhorn's unused Purchase Limit; provided, that if the Seller's long-term senior unsecured debt is not rated investment grade by either S&P or Moody's, the Commitment Fee shall be determined on the same basis as the Program Fee.

       The Program Fee, the Investor Fee and the Commitment Fee shall be payable in arrears on the first Business Day after each Settlement Date during the term of this Agreement and on the later of the Facility Termination Date or the date on which the Aggregate Capital of a Purchaser is reduced to zero. The Program Fee, the Investor Fee and the Commitment Fee shall be payable by the Seller notwithstanding any insufficiency in the amount of Collections. The Program Fee shall be payable to each Purchaser with respect to a day only to the extent that the Investor Rate applicable for such day is being computed pursuant to clause (a) of the definition of Investor Rate.

          (b) The Seller shall also pay to each Purchaser a fee (the "Structuring Fee") equal to 0.20% of the amount of the Purchase Limit (whether used or unused) of such Purchaser, payable on the date of execution of this Agreement; provided, however, that if the Seller has paid any portion of the Structuring Fee prior to the execution of this Agreement, the amount payable on the date of execution of this Agreement shall be equal to the difference between the entire Structuring Fee and any portion thereof previously paid.

          (c) The Collection Agent (if other than the Seller) shall be paid a Collection Agent Fee as set forth in Section 6.06 hereof.

          (d) The Seller shall pay to the Administrative Agent a fee as separately agreed between the Seller and the Administrative Agent.

       SECTION 2.06. Payments and Computations, Etc. (a) All amounts to be paid or deposited by the Seller hereunder. (whether as Collection Agent or otherwise) shall be paid or deposited no later than 3:00 P.M. (New York City time) on the day when due in same day funds to each Purchaser's account (as designated by each such Purchaser).

          (b) The Seller shall, to the extent permitted by law, pay on demand from time to time interest on any amount not paid or deposited by the Seller (whether as Collection Agent or otherwise) when due hereunder at an interest rate per annum equal to 2% per annum above the Base Rate in effect from time to time; provided, .however, that such interest rate shall not at any time exceed the maximum rate permitted by applicable law.

       (c) All computations of interest under subsection (b) above and all computations of Yield, fees, and other amounts hereunder shall be made on the basis of a year of 360 days and the actual number of days elapsed. Whenever any payment or deposit to be made hereunder shall be due on a day other than a Business Day, such payment or deposit shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of such payment or deposit.

     SECTION 2.07. Dividing or Combining Receivable Interests. The Seller may, on notice to and consent by a Purchaser received at least three Business Days prior to the last day of any Settlement Period, divide any Receivable Interest of such Purchaser into two or more Receivable Interests having aggregate Capital equal to the Capital of such divided Receivable Interest. The Seller may, on notice to and consent by a Purchaser received at least three Business Days prior to the last day of any Settlement Period either (i) combine two or more existing Receivable Interests of such Purchaser or (ii) combine an existing Receivable Interest or existing Receivable Interests and a proposed Receivable Interest, all of such Purchaser, in each case on such 'last day into a single Receivable Interest having Capital equal to the aggregate Capital of such existing Receivable Interest or such existing Receivable Interests and such proposed Receivable Interest, as the case may be.

          SECTION 2.08. Yield Protection.

          (a) If, after the date hereof, the adoption of any applicable law, rule or regulation, or any change therein, including Regulation D of the Board of Governors of the Federal Reserve System, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Purchaser or any Person controlling any thereof, any permitted assignee under this Agreement or any Person maintaining any liquidity, purchase or credit enhancement facility for any Purchaser (each of which being an "Affected Party") with any request or directlye (whether or not having the force of law) of any such authority, central bank or comparable agency,

               (A) shall subject an Affected Party to any tax (except for taxes on the overall net income of such Affected Party), duty or other charge with respect to the Receivable Interests or any right to make purchases, or shall change the basis of taxation of payments to an Affected Party of its Capital or Yield or any other amounts due under this Agreement in respect of its Capital or its rights, if any, to make purchases; or

               (B) shall impose, modify or deem applicable any reserve requirement (including, without limitation, any reserve requirement imposed by the Board of Governors of the Federal Reserve System, but excluding any reserve requirement, if any, included in the determination of Yield), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Affected Party; or

               (C) shall impose any other condition affecting the Receivable Interests or the Purchaser's rights, if any, to make purchases;

and the result of any of the foregoing is (i) to increase the cost to, or, in the case of Regulation D referred to above, to impose a cost on an Affected Party funding or making or maintaining any Receivable Interest, or (ii) to reduce the amount of any sum received or receivable by an Affected Party under this Agreement with respect thereto, then within ten days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), the Seller shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such additional or increased cost incurred or such reduction suffered.

          (b) If an Affected Party shall reasonably determine that the adoption of any applicable law, rule, regulation, directlye or guideline regarding capital adequacy, or any change in or phase-in of any applicable law, rule, regulation, directlye or guideline or in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by an Affected Party with any request or directlye regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the capital of any Affected Party as a consequence of its obligations hereunder or arising in connection herewith to a level below that which any such Affected Party could have achieved but for such adoption, change or compliance (taking into consideration the policies of such Affected Party with respect to capital adequacy) by an amount deemed by such Affected Party to be material, then from time to time, within ten days after demand by such Affected Party, the Seller shall pay to such Affected Party such additional amount or amounts as will compensate such Affected Party for such reduction.

          (c) Each Affected Party will promptly notify the Seller of any event of which it has knowledge occurring after the date hereof which will entitle such Affected Party to compensation pursuant to this Section 2.08. If an Affected Party fails to give such notice within 90 days after it obtains actual knowledge of such event and such result, such Affected Party shall be entitled to compensation pursuant to this Section 2.08 only to the extent such additional amount or reduction accrues on or after the date 90 days prior to the date on which such Affected Party gives such notice.

          (d) In determining any amount provided for in this Section 2.08, the Affected Party may use any reasonable averaging and attribution methods. Any Affected Party making a claim under this Section 2.08 shall submit to the Seller a certificate as to such additional or increased cost or reduction, which certificate shall be conclusive absent demonstrable error; provided, that the failure to deliver any such certificate shall not affect the Affected Party's right to payment hereunder unless notice as required by Section 2.08(c) has not been given.

       SECTION 2.09. Sharing of Payments, Etc. If any Purchaser shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) on account of Pool Receivables covered by a Receivable Interest (other than pursuant to Section 2.08) in excess of payments on account of Pool Receivables allocable to such Receivable Interest, such Purchaser shall forthwith purchase from the other Purchasers such participations in the Pool Receivables as shall be necessary to cause such purchasing Purchaser to share the excess payment ratably with each of them, provided, however, that if all or any portion of each excess payment is thereafter recovered from such purchasing Purchaser, such purchase from each Purchaser shall be rescinded and such Purchaser shall repay to the purchasing Purchaser the purchase price to the extent of such recovery together with an amount equal to each Purchaser's Pro Rata Share of any interest or other amount paid or payable by the purchasing Purchaser in respect of the total amount so recovered.

          SECTION 2.10. Effect of Early Payments. In the event any Purchaser holds payments received pursuant to Section 2.04(c) in payment of such Purchaser's Aggregate Capital, and such payments are, in accordance with such Purchaser's normal investment policies, invested prior to applying such payments to reduce such Purchaser's Aggregate Capital so as to produce income not applied to reduce such Purchaser's Aggregate Capital, such Purchaser agrees to adjust the amount owing from the Seller in respect of such Purchaser's Yield in accordance with, and to the extent provided by, its normal operating and billing procedures for financing programs of this type. The determinations made by any Purchaser pursuant to this Section 2.10 shall be binding absent demonstrable error.

                                  ARTICLE III

                            CONDITIONS OF PURCHASES

       SECTION 3.01. Conditions Precedent to Initial Purchase. The initial Purchase of Receivable Interests under this Agreement is subject to the conditions precedent that the Purchasers shall have received on or before the date of such Purchase the following, each (unless otherwise indicated) dated such date and in form and substance satisfactory to the Purchasers and the Administrative Agent:

          (a) Certificates of the Secretary or Assistant Secretary of the Seller and each Seller Subsidiary certifying the names and true signatures of their respective officers authorized to sign this Agreement, the Certificates and the other documents to be delivered by them hereunder or in connection herewith, evidence of corporate authorization of the transactions contemplated hereby, the articles of incorporation (attached and appropriately certified by the Secretary of State of the Seller's and each Seller Subsidiary's jurisdiction of incorporation) and the by-laws and all amendments thereto of the Seller and each Seller Subsidiary.

          (b) Time stamped receipt copies of proper financing statements, duly filed on or before the date of such initial Purchase under the UCC of all jurisdictions that the Purchasers or the Administrative Agent may deem necessary or desirable in order (i) to perfect the ownership interests contemplated by this Agreement and (ii) to perfect the ownership interests of the Seller in the receivables purchased by the Seller from the Seller Subsidiaries pursuant to the Transfer Agreements.

          (c) Time stamped receipt copies of proper UCC termination statements, if any, necessary to release all security interests and other rights of any Person in the Receivables, Contracts or Related Security previously granted by the Seller or any Seller Subsidiary.

          (d) Undated executed copies of Lock-Box Notices to the Lock-Box Banks for each Lock-Box Account.

          (e) A favorable opinion of Shearman & Sterling, counsel for the Seller, substantially in the form of Exhibit C-1 hereto, and as to such other matters as the Purchasers may reasonably request.

          (f) A favorable opinion of Georgia counsel for the Seller, substantially in the form of Exhibit C-2 hereto, and as to such other. matters as the Purchasers may reasonably request.

          (g) A favorable opinion of local counsel for each Seller Subsidiary, substantially in the form of Exhibit C-3 hereto, and as to such other matters as the Purchasers may reasonably request.

           (h) A favorable opinion of special counsel for the Seller, substantially in the form of Exhibit C-4 hereto, and as to such other matters as the Purchasers may reasonably request.

          (i) A written memorandum from the Seller's independent accountants substantially to the effect that the Seller may account for the proposed sale of undivided percentage ownership interests in Receivables hereunder in its financial statements as a sale consistent with generally accepted accounting principles.

          (j) Evidence that the Seller has been admitted as a Member upon terms satisfactory to ASCC.

          (k) An executed Transfer Agreement and Consent and Acknowledgment from each Seller Subsidiary.

          (1)  The Certificates for the Purchasers.

     SECTION 3.02. Conditions Precedent to All Purchases and Reinvestments. Each Purchase (including the initial Purchase) and each reinvestment shall be subject to the further conditions precedent that (a) in the case of each Purchase, the Collection Agent shall have delivered to the Purchasers and the Administrative Agent on or prior to the date of such Purchase, in form and substance satisfactory to the Purchasers, all Investor Reports as and when due under
Section 6.02(g) and, on or prior to the date of the initial Purchase, an Investor Report containing then current information acceptable to the Purchasers, and (b) on the date of each Purchase or reinvestment, the following statements shall be true (and acceptance of the proceeds of such Purchase or reinvestment shall be deemed a representation and warranty by the Seller that such statements are then true):

               (i) the representations and warranties contained in Article IV are correct on and as of the date of such Purchase or reinvestment as though made on and as of such date,

               (ii) no event has occurred and is continuing, or would result from such Purchase or reinvestment, that constitutes an Event of Termination or a Potential Termination Event,

               (iii) on such date, the Seller has a long-term senior unsecured debt rating of at least BB by S&P and Ba3 by Moody's,

               (iv) the Facility Termination Date shall not have occurred,

                   (v) the Seller is a Member, and

               (vi) the Internal Revenue Service shall not have filed a notice of lien in an amount greater than $50 million pursuant to Section 6323 of the Code with regard to any assets of the Seller or any Seller Subsidiary, and the Pension Benefit Guaranty Corporation shall not have filed a notice of lien in an amount greater than $50 million pursuant to Section 4068 of ERISA with regard to any assets of the Seller or any Seller Subsidiary, unless such l&ens (1) have been suspended or (2) are being contested in good faith by the Seller or such Seller Subsidiary and have been bonded in the full amount thereof, and (c) the Purchasers shall have received such other -approvals, opinions or documents as they may reasonably request.

       SECTION 3.03. Conditions Subsequent. The Seller shall, within 45 days of the date of this Agreement with respect to items (a), (b) and (c) below, and within 15 Business Days of the date of this Agreement with respect to items (d) and (e) below, deliver to the Purchasers and the Administrative Agent:

          (a) Acknowledgment copies of the financing statements referred to in
Section 3.01(b).

          (b) Acknowledgment copies of the UCC termination statements, if any, referred to in Section 3.01(c).

          (c) Completed requests for information, dated a date subsequent to the date of the filings made pursuant to subsection (a), listing the financing statements referred to in subsection (a) above and all other effective financing statements filed in the jurisdictions referred to in subsection (a) above that name the Seller or a Seller Subsidiary as debtor, together with copies of such other financing statements (none of which shall cover any Receivables, Contracts or Related Security) or any interest therein.

          (d)  Executed Lock-Box Agreements.

          (e) Undated executed Depositary Notices to each Depositary Bank for each Depositary Account and undated executed Concentration Notices to each Concentration Bank for each Concentration Account.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

       SECTION 4.01. Representations and Warranties of the Seller. The Seller hereby represents and warrants to each Purchaser and the Administrative Agent on the date of each Purchase and on the date of each reinvestment as follows:

(a) The Seller and each Seller Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of its state of incorporation, and is duly qualified to do business, and is in good standing, in every jurisdiction where the nature of its business or the ownership of its properties requires it to be so qualified except where the failure to be so qualified has no reasonable likelihood of having a material adverse effect on
(i) its business or properties, (ii) the ability of the Seller to perform its obligations hereunder or under any Transfer Agreement or the Secondary Purchase Agreement, (iii) the ability of such Seller Subsidiary to perform its obligations under the Transfer Agreement or the Consent and Acknowledgment to which it is a party, or (iv) the collectibility of the Pool Receivables generally or any significant portion of the Pool Receivables. As of the date hereof, the Seller owns directly or indirectly at least such percentage of the issued and outstanding common stock of each Seller Subsidiary as set forth on
Schedule VI hereto.

(b) The execution, delivery and performance by the Seller of this Agreement, each Certificate, each Transfer Agreement, each Consent and Acknowledgement, and each Lock-Box Agreement to which it is a party, and by each Seller Subsidiary of the Transfer Agreement, each Lock-Box Agreement and the Consent and Acknowledgement to which it is a party, and all of the other documents to which it is a party to be delivered hereunder, and the Seller's use of the proceeds of purchases and reinvestments, are within its corporate powers, have been duly authorized by all necessary corporate action, do not contravene or violate (i) its certificate of incorporation or articles of incorporation or by-laws; (ii) any law, rule or regulation applicable to it except for such laws, rules or regulations (A) the contravention of which has no reasonable likelihood of having a material adverse effect on (1) its business or properties, (m) the ability of the Seller to perform its obligations hereunder or under any Transfer Agreement or the Secondary Purchase Agreement, or (n) the ability of the Seller Subsidiary to perform its obligations under the Transfer Agreement or the Consent and Acknowledgment to which it is a party, or (o) the collectibility of the Pool Receivables generally or any significant portion of the Pool Receivables, or (B) as may restrict or limit the assignment of Receivables of Government Obligors or Foreign Obligors; (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound except for such restrictions, (A) the contravention of which has no reasonable likelihood of having a material adverse effect on (1) its business or properties, (m) the ability of the Seller to perform its obligations hereunder or under any Transfer Agreement or the Secondary Purchase Agreement, (n) the ability of such Seller Subsidiary to perform its obligations under the Transfer Agreement or the Consent and Acknowledgment to which it is a party, or (o) the collectibility of the Pool Receivables generally or any significant portion of the Pool Receivables, or (B) as may restrict or limit the assignment of Receivables of any Government Obligor or Foreign Obligor; or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, except such order, writ, judgment, award, injunction or decree the contravention of which has no reasonable likelihood of having a material adverse effect on (1) its business or properties, (m) the ability of the Seller to perform its obligations hereunder or under any Transfer Agreement or the Secondary Purchase Agreement, (n) the ability of such Seller Subsidiary to perform its obligations under the Transfer Agreement or the Consent and Acknowledgment to which it is a party, or (o) the collectibility of the Pool Receivables generally or any significant portion of the Pool Receivables, and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties, except as contemplated by this Agreement, the Secondary Purchase Agreement and the Transfer Agreements; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law. This Agreement, each Certificate, each Transfer Agreement, each Consent and Acknowledgement and each Lock-Box Agreement to which the Seller is a party have been duly executed and delivered by the Seller, and each Transfer Agreement, each Certificate, each Lock-Box Agreement and each Consent and Acknowledgement to which a Seller Subsidiary is a party has been duly executed and delivered by such Seller Subsidiary.

          (c) Other than the filings of the financing statements under the UCC of the jurisdictions that the Purchasers or the Administrative Agent deem necessary, all of which, on or prior to the date of the initial Purchase hereunder, will have been duly made and be in full force and effect, and other than such filings, registrations and notices as may be required under applicable law with respect to the assignment of Receivables of Government Obligors and Foreign Obligors, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Seller of this Agreement, the Certificates, the Transfer Agreements or any other document to be delivered hereunder to which the Seller is a party or by any Seller Subsidiary of the Transfer Agreement or Consent and Acknowledgment to which it is a party.

          (d) Each of this Agreement, each Certificate, each Transfer Agreement, and each Lock-Box Agreement to which the Seller is a party constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally. Each Transfer Agreement, each Consent and Acknowledgement and each Lock-Box Agreement to which a Seller Subsidiary is a party constitutes the legal, valid and binding obligation of such Seller Subsidiary, enforceable against such Seller Subsidiary in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally.

          (e) The unaudited consolidated financial statements of the Seller and its subsidiaries as of March 31, 1990, copies of which have been furnished to the Purchasers, fairly present the financial condition of the Seller and its subsidiaries as of such date and the consolidated results of their operations for the period ended on such date, and have been prepared in accordance with generally accepted accounting principles consistently applied in all material respects by the Seller and its subsidiaries throughout the period involved, except as set forth in the notes thereto and there has been no material adverse change in such financial position or operations as they existed as of such date.

          (f) There is no pending or, to the knowledge of the Seller after due inquiry, threatened action or proceeding against the Seller or any Seller Subsidiary or any of their respective subsidiaries or properties before any court, governmental agency or arbitrator that has a reasonable likelihood of having a material adverse effect on (i) the financial condition or operations of the Seller and its subsidiaries considered on a consolidated basis as each existed as of March 31, 1990 or (ii) the ability of the Seller to perform its obligations under this Agreement, the Certificates, or any Transfer Agreement or
(iii) the ability of a Seller Subsidiary to perform its obligations under the Transfer Agreement or the Consent and Acknowledgment to which such Seller Subsidiary is a party, or (iv) the legality, validity or enforceability of this Agreement, any Transfer Agreement or any Lock-Box Agreement relating to a Lock-Box Account into which a significant portion of Collections are deposited, or
(v) any Purchaser's interest in the Pool Receivables generally or in any significant portion of the Pool Receivables, the Related Security or the Collections with respect thereto, or (vi) the collectibility of the Pool Receivables generally or of any significant portion of the Pool Receivables.

          (g) No proceeds of any purchase or reinvestment will be used (i) for a purpose which violates, or would be incohsistent with regulations G, T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time or (ii) to acquire any security (other than the capital stock of Great Northern Nekoosa Corporation) in any transaction which is subject to Section 13 and 14 of the Securities Exchange Act of 1934, as amended.

          (h) Immediately prior to a Purchase hereunder, the Seller shall be the legal and beneficial owner of the Pool Receivables and Related Security with respect thereto (except with respect to Related Security and with respect to Receivables of Government Obligors and Foreign Obligors transferred by the Seller Subsidiaries, the transfer of which may be limited by applicable law), free and clear of any Adverse Claim, except as created by this Agreement and the Secondary Purchase Agreement and the documents entered into in connection herewith and therewith. This Agreement is effective to, and shall, upon each purchase or reinvestment, transfer to each Purchaser (and each Purchaser shall acquire from the Seller) a valid and perfected first priority undivided percentage ownership interest to the extent of such Purchaser's Receivable Interest in each Pool Receivable existing or hereafter arising and in the Related Security and Collections with respect thereto, except as may be limited by applicable law with respect to the Related Security and with respect to Receivables of Government Obligors and Foreign Obligors, free and clear of any Adverse Claim, except as created by this Agreement and the Secondary Purchase Agreement and the documents entered into in connection herewith and therewith. No effective financing statement or other instrument similar in effect covering any Contract or any Pool Receivable or the Related Security or Collections with respect thereto is on file in any recording office, except those filed in favor of the Administrative Agent pursuant to this Agreement and the Secondary Purchase Agreement and, with respect to the Receivables created by a Seller Subsidiary, those filed in favor of the Seller pursuant to a Transfer Agreement.

          (i) Prior to a transfer pursuant to a Transfer Agreement, each Seller Subsidiary shall be the legal and beneficial owner of the Receivables and the Related Security sold to the Seller pursuant to such Transfer Agreement free and clear of any Adverse Claim. Each Transfer Agreement is effective to, and shall, upon the creation of a Receivable owing to the Seller Subsidiary party to such Transfer Agreement, transfer to the Seller (and the Seller shall acquire) from such Seller Subsidiary all right, title and interest of such Seller Subsidiary in each such Receivable and in the Related Security and Collections with respect thereto, except as may be limited by applicable law with respect to the Related Security and with respect to Receivables of Government Obligors and Foreign Obligors, free and clear of any Adverse Claim, except as contemplated by this Agreement and the Secondary Purchase Agreement.

          (j) Each Investor Report (if prepared by the Seller or one of its Affiliates, or to the extent that information contained therein is supplied by the Seller or an Affiliate), information, exhibit, financial statement, document, book, record or report (other than projections prepared in good faith) furnished or to be furnished at any time by a Responsible Officer of the Seller or a Seller Subsidiary to the Administrative Agent or the Purchasers in connection with this Agreement was, is, or will be accurate in all material respects as of its date or (except as otherwise disclosed to the Administrative Agent or the Purchasers, as the case may be, at such time) as of the date so furnished, and no such document contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

          (k) The principal places of business and chief executive offices of the Seller and the Seller Subsidiaries, are, as of the date hereof, located at the addresses referred to in Section 12.02 and on Schedule V hereof, respectively.

          (1) The names and addresses of all Lock-Box Banks, Depositary Banks and Concentration Banks, together with the account numbers of the Lock-Box Accounts, the Depositary Accounts and the Concentration Accounts of the Seller and the Seller Subsidiaries at such Lock-Box Banks, such Depositary Banks and such Concentration Banks, are, as of the date hereof, specified in Schedule I hereto, Schedule II hereto and Schedule III hereto, respectively (or at such other Lock-Box Banks, Depositary Banks or Concentration Banks and/or with such other Lock-Box Accounts, Depositary Accounts or Concentration Accounts as have been notified to the Administrative Agent and the Purchasers in writing in accordance herewith).

          (m) Each purchase of a Receivable Interest and each reinvestment of Collections in Pool Receivables hereuhder, and each Purchase by the Seller from a Seller Subsidiary of a Receivable under the Transfer Agreement to which such Seller Subsidiary is a party, will constitute (i) a "current transaction" within the meaning of Section 3(a)(3) of the Securities Act of 1933, as amended, and
(ii) a purchase or other acquisition of notes, drafts, acceptances, open accounts receivable or other obligations representing part or all of the sales price of merchandise, insurance or services within the meaning of Section 3(c)(5) of the Investment Company Act of 1940, as amended.

          (n) Each Pool Receivable (other than those Receivables which (1) were Eligible Receivables as of April 30, 1990 but were not Eligible Receivables as of the date of the initial Purchase hereunder, and (2) first became covered by a Receivable Interest on the initial Purchase hereunder) at the time it first becomes covered by a Receivable Interest, shall be an Eligible Receivable. Each Pool Receivable used in computing the Net Receivables Pool Balance shall, at the time of such computation, be an Eligible Receivable. No event has occurred which materially and adversely affects the collectibility of the Pool Receivables generally or the collectibility of a significant portion of the Pool Receivables.

          (o) No event has occurred that has a reasonable likelihood of having a material adverse affect on the operations of the Seller and its subsidiaries considered on a consolidated basis as it existed as of March 31, 1990 or the ability of the Seller, any Seller Subsidiary or the Collection Agent (if the Seller or an Affiliate thereof) to perform its duty to collect the Pool Receivables or the ability of the Seller to perform its obligations under this Agreement or the Transfer Agreements or the ability of a Seller Subsidiary to perform its obligations under the Transfer Agreement to which such Seller Subsidiary is a party.

          (p) With respect to each Receivable sold by a Seller Subsidiary to the Seller and included in a Receivables Pool, the Seller shall have paid or promised to pay to such Seller Subsidiary at the time of such sale an amount equal to the Outstanding Balance of such Receivable.

          (q) The Seller and each Seller Subsidiary will account for each sale of undivided percentage ownership interests in Pool Receivables hereunder and each sale of Receivables under the applicable Transfer Agreement, respectively, in their respective financial statements as sales consistent with generally accepted accounting principles.

          (r) Neither the Seller nor any Seller Subsidiary has extended or modified the terms of any Pool Receivable or the invoice under which any such Pool Receivable arose except in accordance with the Credit and Collection Policy.

          (s) The obligations of the Seller hereunder to make payment in respect of fees payable to the Purchasers, deemed Collections under Section 2.04(d) and indemnities rank at least equally with indebtedness of the Seller which is not contractually subordinated.

          (t) Neither the Seller nor any Seller Subsidiary has granted any Person dominion and control of any Lock-Box Account, Depositary Account or Concentration Account, or the right to take dominion and control of any Lock-Box Account, Depositary Account or Concentration Account at a future time or upon the occurrence of a future event.

          (u) It is the intention of each Transfer Agreement that the conveyance by the applicable Seller Subsidiary to the Seller of Receivables shall constitute a purchase and sale and not a secured loan. It is the intention of this Agreement that the Purchases and reinvestments shall convey to the Purchasers, to the extent of their Receivable Interests, undivided ownership interests in the Pool Receivables and that each such transaction shall constitute a purchase and sale and not a secured loan. If, notwithstanding such intention, the conveyance of Receivables from any Seller Subsidiary to the Seller pursuant to a Transfer Agreement shall ever be characterized as a secured loan and not a sale, then the Seller shall be deemed to have transferred to the Purchasers, in addition to the Receivable Interests, all of the Seller's right, title and interest in, to and under the obligations of such Seller Subsidiary deemed to be secured by a pledge of such Receivables, and, in such event, this Agreement and the filings of the UCC statements referred to in Section 3.01(b) shall be deemed to have granted, subject to the exceptions heretofore in this
Section 4.01 noted, to the Purchasers a duly perfected security interest prior to all other liens on and security interests in all of the Seller's right, title, and interest in, to and under the obligations of such Seller Subsidiary to the Seller deemed to be secured by said pledge, and the Administrative Agent shall be deemed to be an independent .custodian for purposes of perfection of the security interest granted to the Seller. If the conveyance of the Receivable Interests from the Seller to the Purchasers shall ever be characterized as a secured loan and not a sale, it is the intention of this Agreement that this Agreement shall constitute a security agreement under applicable law, and that the Seller shall be deemed to have granted to the Purchasers a duly perfected security interest in all of the Seller's right, title and interest in, to and under the Pool Receivables, all payments on or with respect to such Pool Receivables, all other rights relating to and payments made in respect of the Pool Receivables, and all proceeds of any thereof prior to all other liens on and security interests therein.

                         ARTICLE V

                         COVENANTS

       SECTION 5.01. Covenants of the Seller. Until the later of the Facility Termination Date or the date on which no Capital of any Receivable Interest shall be outstanding:

     (a) Compliance with Laws, Etc. The Seller shall, and shall cause each

Seller Subsidiary to, comply in all material respects with all applicable laws, rules, regulations and orders and preserve and maintain its corporate existence, rights, franchises, qualifications, and privileges except to the extent that the failure so to comply with such laws, rules and regulations or the failure so to preserve and maintain such existence, rights, franchises, qualifications, and privileges has no reasonable likelihood of having a material adverse effect on
(i) its business or properties, (ii) the ability of the Seller to perform its obligations under this Agreement, each Transfer Agreement or the Secondary Purchase Agreement, (iii) the ability of any Seller Subsidiary to perform its obligations under the Transfer Agreement and Consent and Acknowledgment to which it is a party, (iv) the collectibility of the Pool Receivables generally or of any significant portion of the Pool Receivables or (v) the financial condition of the Seller and its subsidiaries considered on a consolidated basis as it existed as of March 31, 1990.

          (b) Offices, Records and Books of Accounts. The Seller shall, and shall cause each Seller Subsidiary to, keep its principal place of business and chief executive office at the address of the Seller referred to in Section 12.02 and at the address of such Seller Subsidiary listed on Schedule V hereof, respectively, or, upon 30 days' prior written notice to the Administrative Agent and the Purchasers, at any other locations in a jurisdiction where all action required by Section 6.05(a) shall have been taken; provided, however, that the

Seller shall be permitted to relocate the chief executive offices of Great Northern Nekoosa Corporation, Nekoosa Papers Inc. and Nekoosa Packaging Corporation and the offices where the records concerning the Pool Receivables of each of such Seller Subsidiaries are kept to Atlanta, Georgia upon 5 days prior notice to the Administration Agent and the Purchasers. The Seller shall and shall cause each Seller Subsidiary to maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Pool Receivables and related Contracts in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Pool Receivables (including, without limitation, records adequate to permit the daily identification of each Pool Receivable and all Collections of and adjustments to each existing Pool Receivable).

          (c) Performance and Compliance with Contracts and Credit and Collection Policy. The Seller shall and shall cause each Seller Subsidiary to, at their own respective expense, timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by them under the Contracts related to the Pool Receivables, and timely and fully comply in all material respects with the Credit and Collection Policy in regard to each Pool Receivable and the related Contract.

          (d) Sales, Liens, Etc. The Seller shall not, and shall not permit any Seller Subsidiary to, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim (other than as contemplated hereunder) upon or with respect to, any Pool Receivable, Related Security (except returned or reclaimed merchandise), related Contract or Collections, or upon or with respect to any account to which any Collections of any Pool Receivable are sent, or assign any right to receive income in respect thereof, except as contemplated hereunder and under the Secondary Purchase Agreement and the Transfer Agreements.

          (e) Extension or Amendment of Receivables. Except as provided in
Section 6.02(c), the Seller shall not, and shall not permit any Seller Subsidiary to, extend, amend or otherwise modify the terms of any Pool Receivable, or amend, modify or waive any term or condition of any Contract related thereto other than in accordance with the Credit and Collection Policy, except with the prior written consent of the Required Purchasers.

          (f) Change in Business or Credit and Collection Policy. The Seller shall not, and shall not permit any Seller Subsidiary to, make any change in the character of its business or in the Credit and Collection Policy that could, in either case, have a material adverse effect on (i) its business or properties,
(ii) the ability of the Seller to perform its obligations under this Agreement, each Transfer Agreement or the Secondary Purchase Agreement, (iii) the ability of a Seller Subsidiary to perform its obligations under the Transfer Agreement or the Consent and Acknowledgment to which it is a party or (iv) the collectibility of the Pool Receivables generally or of any significant portion of the Pool Receivables.

          (g) Audits. The Seller shall, and shall cause each Seller Subsidiary to, from time to time during regular business hours as requested by a Purchaser upon reasonable notice, permit such Purchaser, or its agents or representatives,
(i) to examine and make copies of and abstracts from all Records in the possession or under the control of the Seller or such Seller Subsidiary relating to Pool Receivables and the Related Security, including, without limitation, the related Contracts, and (ii) to visit the offices and properties of the Seller and such Seller Subsidiary for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to the Seller's and such Seller Subsidiary's financial condition or the Pool Receivables and the Related Security or the Seller's performance hereunder or the Seller's or such Seller Subsidiary's performance under the Contracts with any of the officers or employees of the Seller or such Seller Subsidiary having knowledge of such matters.

          (h) Chanqe in Payment Instructions to Obliqors. The Seller shall not, and shall not permit any Seller Subsidiary to, add or terminate any bank as a Lock-Box Bank or a Depositary Bank or as a Concentration Bank from those listed in Schedule I hereto or Schedule II hereto or Schedule III hereto, respectively, or make any change in its instructions to 0bligors regarding payments to be made to the Seller or a Seller Subsidiary or payments to be made to any Lock-Box Bank or Depositary Bank, unless the Administrative Agent and the Purchasers shall have received, at least 10 days before the proposed effective date therefor, written notice of such addition, termination or change and, with respect to the addition of the Lock-Box Bank, an executed Lock-Box Agreement from, and undated executed copies of Lock-Box Notices to, such new Lock-Box Bank, and with respect to a Depositary Bank, undated executed copies of Depositary Notices and, with respect to a Concentration Bank, undated executed copies of Concentration Notices; provided, however, that the Seller or a Seller Subsidiary shall be permitted to make changes in instructions to Obligors regarding payments if such new instructions require such Obligor to make payments to another existing Lock-Box Account or Depositary Account.

          (i) Deposits to Depositary Accounts and Concentration Accounts. The Seller shall, and shall cause each Seller Subsidiary to, deposit, or cause to be deposited, all Collections of Pool Receivables received by the Seller or a Seller Subsidiary into Lock-Box Accounts, Depositary Accounts or Concentration Accounts.

          (j) Reportinq Requirements. The Seller will provide to the Purchasers the following:
     (i) as soon as available and in any event within 45 days after the end of the first three quarters of each fiscal year of the Seller, balance sheets of the Seller and its subsidiaries as of the end of such quarter and statements of income and cash flows of the Seller and its subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by the chief financial officer of the Seller;

     (ii) as soon as available and in any event within 90 days after the end of each fiscal year of the Seller, a copy of the annual report for such year for the Seller and its subsidiaries, containing financial statements for such year certified in a manner acceptable to the Purchasers by Arthur Andersen & Co. or other independent public. accountants of recognized national standing acceptable to the Purchasers;

     (iii) as soon as possible and in any event within five days after the occurrence of each Event of Termination or Potential Termination Event of which the Treasurer of the Seller has knowledge, a statement of the Treasurer of the Seller or his designee setting forth details of such Event of Termination or Potential Termination Event and the action that the Seller has taken and proposes to take with respect thereto, it being understood that the Seller shall implement such reasonable procedures as shall be designed to ensure that the Treasurer shall promptly become aware of any Event of Termination or Potential Termination Event;

     (iv) promptly after the sending or filing thereof, copies of all reports that the Seller sends to any of its security holders and copies of all reports and registration statements that the Seller or any subsidiary files with the Securities and Exchange Commission or any national securities exchange;

     (v) promptly after the filing or receipt thereof, copies of all material reports and notices which the Seller or any Affiliate files with or receives from the Internal Revenue Service under ERISA or files with or receives from the Pension Benefit Guaranty Corporation or the United States Department of Labor;

     (vi) at least 45 Business Days prior to any change in the Seller's or a Seller Subsidiary's name, a notice setting forth the proposed name and the effective date thereof;

            (vii) on or prior to each Investor Report Date, a certificate signed by the Seller's Treasurer or his designee showing the calculations necessary to determine compliance with this Agreement and stating that, unless a statement required by clause (iii) above has been furnished, to the best of his knowledge, after due inquiry, no Event of Termination or Potential Termination Event has occurred; and

            (viii) such other information in respect of the Receivables or the condition or operations, financial or otherwise, of the Seller or any of its subsidiaries as the Purchasers may from time to time reasonably request.

          (k) Ratinqs. The Seller shall maintain a long-term senior unsecured debt rating with either S&P or Moody's.

          (1) Purchase of Receivables from a Seller Subsidiary. With respect to any Receivable sold by a Seller Subsidiary to the Seller and included in the Receivables Pool, the Seller has paid or will have promised to pay such Seller Subsidiary an amount equal to the Outstanding Balance of such Receivable.

          (m) Collections received by a Seller Subsidiary. Upon notification from the Administrative Agent, acting at the instruction of the Required Purchasers, the Seller will cause each Seller Subsidiary to hold in trust and promptly turn over to the Collection Agent any Collections received by such Seller Subsidiary on the Seller's behalf.

          (n) Ownership of Seller Subsidiaries. The Seller will continue to directly or indirectly own at least the percentage of the issued and outstanding shares of the capital stock of each of the Seller Subsidiaries as indicated in
Schedule VI hereof; provided, that upon thirty days' prior written notice to the Purchasers, the Seller may sell or otherwise convey or dispose of the stock of any Seller Subsidiary and upon the effective date of such sale, such subsidiary shall no longer be a Seller Subsidiary under this Agreement; provided, further, that if the Required Purchasers determine, in their sole discretion, that the Events of Termination in Section 7.01(i) are no longer reasonable or protective as a result of such sale, the Required Purchasers may modify the provisions of such Section 7.01(i) with the consent of the Seller (which consent shall not be unreasonably withheld or delayed).

          (o) Change in Transfer Agreements. The Seller shall not, and shall not permit any Seller Subsidiary to, amend, modify or waive any term or condition of any Transfer Agreement.

          (p) Coverage Ratio. The Seller shall not permit the Coverage Ratio to be less than 120% at any time or the weighted average of the Receivable Interests of any Purchaser and the "Receivable Interests" of the Related Secondary Purchaser under the Secondary Purchase Agreement to be more than an amount equal to the product of 98% and the Pro Rata Share of such Purchaser.

          (q) Seasonality Coverage. If the Coverage Ratio is less than 130% as indicated on the Investor Report delivered on the Investor Report Date immediately preceding the first day of November or December of any year, the Seller shall on the first Business Day of such month either (i) pay to each Purchaser or deposit into a segregated account for the benefit of such Purchaser funds equal to the product of the Seasonality Amount for such month and a fraction the numerator of which is the Aggregate Capital of such Purchaser and the denominator of which is the Combined Capital or (ii) provide to the Administrative Agent for the benefit of the Purchasers a letter of credit from a bank acceptable to the Required Purchasers in an amount equal to the Seasonality Amount; provided, that the Seller may, in lieu of the alternative set forth in such clause (i) of this subsection (q), pay to such Purchaser or deposit into a segregated account on the first Business Day of such month and on the next three
(3) weekly anniversaries thereof 25% of the amount specified in clause (i) above; provided further, that the alternative set forth in clause (ii) above must be used for any month where the long-term senior unsecured debt rating of the Seller on the first day of such month is less than BB in the case of S&P or Bal in the case of Moody's.

                                   ARTICLE VI

                         ADMINISTRATION AND COLLECTION

       SECTION 6.01. Desiqnation of Collection Aqent. The administration and collection of the Pool Receivables shall be conducted by such Person (the "Collection Agent") so designated from time to time in accordance with this
Section 6.01. The Seller is hereby designated as, and hereby agrees to perform the duties and obligations of, the ColleCtion Agent pursuant to the terms of this Agreement. The Purchasers may at any time designate as Collection Agent any Person (including a Purchaser or a Secondary Purchaser) to succeed the Seller or any successor Collection Agent, if such Person shall consent and agree to the terms hereof. Unless the Required Purchasers determine in their sole discretion that it would be impractical or inadvisable to do so, the Purchasers shall give the Seller at least five Business Days' notice of any such designation. The Collection Agent may, with the prior consent of the Purchasers, subcontract with any other Person for the administration and collection of all or a significant portion of the Pool Receivables; provided, that the Collection Agent may, so long as it is the Seller, subcontract with a Seller Subsidiary for the administration and collection of the Pool Receivables without the consent of the Purchasers; provided, further, that the Seller may, without the consent of the Purchasers, subcontract with any other Person for the administration and collection of Pool Receivables as authorized by the Credit and Collection Policy. Any such subcontract shall not affect the Collection Agent's liability for performance of its duties and obligations pursuant to the terms hereof.

       SECTION 6.02. Duties of Collection Aqent. (a) The Collection Agent shall take or cause to be taken all such actions as may be necessary or advisable to collect each Pool Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy. Each of the Seller, each Purchaser and the Administrative Agent hereby appoints the Collection Agent, from time to time designated pursuant to Section 6.01 hereof, as agent for itself and for the owners of Receivable Interests to enforce their respective rights and interests in the Pool Receivables, the Related Security and the related Contracts.

          (b) The Collection Agent shall administer the Collections in accordance with the procedures described herein and in Section 2.04. The Collection Agent shall set aside and hold in trust for the account of the Seller and each Purchaser, their respective shares of the Collections of Pool Receivables in accordance with Section 2.04 but shall not be required, except either upon the request of the Administrative Agent acting at the direction of the Required Purchasers or upon the occurrence and during the continuance of an Event of Termination or a Potential Termination Event, to segregate the funds constituting each Purchaser's share of such Collections from the general funds of the Collection Agent or the Seller prior to the remittance thereof in accordance with Section 2.04. If the Collection Agent shall be required to segregate Collections pursuant to the proceeding sentence, the Collection Agent shall segregate and deposit with a bank (which may be Canadian Imperial Bank of Commerce, Citibank, N.A., The First National Bank of Chicago or Union Bank of Switzerland) designated by each Purchaser such allocable share of Collections of Pool Receivables set aside for such Purchaser on the first Business Day following receipt by the Collection Agent of such Collections.

          (c) If no Event of Termination or Potential Termination Event shall have occurred, the Seller, while it iS the Collection Agent, may, in accordance with the Credit and Collection Policy, extend the maturity or adjust the Outstanding Balance of any Receivable as the Seller deems appropriate to maximize Collections in respect thereof.

          (d) The Collection Agent shall hold in trust for the Seller and the Purchasers, in accordance with their respective interests, all Records that evidence or relate to Pool Receivables and shall, as soon as practicable upon demand of the Administrative Agent acting at the direction of the Required Purchasers, deliver or make available to the Administrative Agent all Records in its possession which evidence or relate to Pool Receivables.

          (e) The Collection Agent, shall as soon as practicable following receipt thereof, turn over to the Seller (i) that portion of Collections of Pool Receivables representing the Seller's undivided fractional ownership interest therein, less, in the event the Seller is not the Collection Agent, all reasonable out-of-pocket costs and expenses of the Collection Agent of servicing, administering and collecting the Pool Receivables to the extent not covered by the Collection Agent Fee received by it, and (ii) any cash collections or other cash proceeds received with respect to Receivables not constituting Pool Receivables.

          (f) The Collection Agent shall, from time to time at the request of a Purchaser, furnish to such Purchaser (promptly after any such request) a calculation of the amounts set aside for such Purchaser pursuant to Section 2.04 hereof.
          (g) On or prior to each Investor Report Date, the Collection Agent shall prepare and forward to each Purchaser and the Administrative Agent (i) an Investor Report relating to each Receivable Interest outstanding on the immediately preceding Settlement Date, and (ii) if requested by a Purchaser, a listing by Obligor of all Pool Receivables outstanding on such Settlement Date, together. with an analysis of the aging of such Pool Receivables by Obligor and such additional information as may be reasonably requested by such Purchaser. Prior to the occurrence of an Event of Termination or a Potential Termination Event, the Collection Agent will use its best efforts to provide the Purchasers and the Administrative Agent with the information in clauses (i) and (ii) above on a more frequent basis if reasonably requested by the Required Purchasers. Following an Event of Termination or a Potential Termination Event, the Collection Agent will provide the Purchasers and the Administrative Agent with the information in clauses (i) and
(ii) above on a more frequent basis if required by the Required Purchasers.

          (h) The Collection Agent will, to the extent permitted by applicable law and with respect to any amount not paid by the Collection Agent when required to be paid hereunder, pay on demand interest to each Purchaser at a rate per annum equal to 2% above the Base Rate, provided, however, that such interest rate will not at any time exceed the maximum rate permitted by applicable law.

          (i) The Collection Agent's authorization under this Agreement will terminate after the Facility Termination Date, upon payment in full of 'all amounts payable to the Purchasers and the Collection Agent under this Agreement.

          SECTION 6.03. Rights of the Administrative Aqent. (a) Upon five days notice to the Seller, unless the Required Purchasers determine in their sole discretion that it would be impracticable or inadvisable to give such notice, the Administrative Agent at the direction of the Required Purchasers is authorized at any time to date and to deliver to the Lock-Box Banks, the Lock-Box Notices, to the Depositary Banks, the Depositary Notices and to the Concentration Banks, the Concentration Notices delivered hereunder. The Seller hereby transfers to the Administrative Agent, effective when the Administrative Agent delivers such Lock-Box Notices, such Depositary Notices or such Concentration Notices, as the case may be, the exclusive ownership and control of such Lock-Box Accounts, such Depositary Accounts or such Concentration Accounts. The Seller shall, and shall cause each Seller Subsidiary to, take any actions reasonably requested by the Administrative Agent to effect such transfer. In case any authorized signatory of the Seller and any Seller Subsidiary whose signature appears on a Lock-Box Notice, a Depositary Notice or a Concentration Notice shall cease to have such authority before the delivery of such Lock-Box Notice, such Depositary Notice or a Concentration Notice, such signature shall nevertheless be valid as if such authority had remained in force. The Administrative Agent at the direction of the Required Purchasers may notify the Obligors of Pool Receivables, at any time and at the Seller's expense, of the ownership of Receivable Interests under this Agreement and may also direct that payments of all amounts due or that become due under any or all Receivables be made directly to the Administrative Agent or its designee. In furtherance of the foregoing, the Administrative Agent shall, upon the direction of the Required Purchasers, be entitled to take all such actions at it deems necessary or advisable to exercise dominion and control over the collection and servicing of the Pool Receivables including such action as shall be necessary or desirable to cause all cash, checks and other instruments constituting Collections of Pool Receivables to come into the possession of the Administrative Agent rather than the Seller. Unless the Required Purchasers determine in their sole discretion that it would be impractical or inadvisable to do so, the Purchasers must give the Seller five days prior notice of any such action.

          (b) At any time following the designation of a Collection Agent other than the Seller pursuant to Section 6.01:
     (i) The Administrative Agent may, and at the direction of the Required Purchasers shall, direct the Obligors of Pool Receivables that all payments thereunder be made directly to the Administrative Agent or its designee.

     (ii) The Seller shall, and shall cause each Seller Subsidiary to, at the Administrative Agent's request and at the expense of the Seller and the Seller Subsidiaries, notify each Obligor of Pool Receivables of the ownership of Receivable Interests under this Agreement and direct that payments be made directly to the Administrative Agent or a designee of the Administrative Agent approved by the Required Purchasers.

  (iii) The Seller shall, and shall cause each Seller Subsidiary to, at the Administrative Agent's request (which shall be at the direction of the Required Purchasers) and at the expense of the Seller and the Seller Subsidiaries, (A) assemble all of the Records that evidence or relate to the Pool Receivables, and the related Contracts and Related Security, or that are otherwise necessary or desirable to colleot the Pool Receivables, and shall make the same available to the Administrative Agent or its designee, at a place selected by the Administrative Agent, and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections of Pool Receivables in a manner acceptable to the Administrative Agent and the Required Purchasers and, promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Administrative Agent or its designee.

     (iv) The Seller and each Seller Subsidiary hereby authorizes the Administrative Agent to take any and all steps in the Seller's or such Seller Subsidiary's name and on behalf of the Seller or such Seller Subsidiary that are necessary or desirable, in the determinatio~ of the Administrative Agent and the Required Purchasers, to collect amounts due under the Pool Receivables, including, without limitation, endorsing the Seller's or such Seller Subsidiary's name on checks and other instruments representing Collections of Pool Receivables and enforcing the Pool Receivables and the Related Security and related Contracts.

       SECTION 6.04. Responsibilities of the Seller. Anything herein to the contrary notwithstanding:

          (a) The Seller shall, and shall cause each Seller Subsidiary to, perform its obligations under the Contracts related to the Pool Receivables to the same extent as if Receivable Interests and Receivables had not been sold and the exercise by the Administrative Agent and by the Purchasers of their rights hereunder shall not release the ColleCtion Agent, the Seller or any Seller Subsidiary from any of their duties or obligations with respect to any Pool Receivables or under the related Contracts; and

          (b) Neither the Administrative Agent nor the Purchasers shall have any obligation or liability with respect to any Pool Receivables or related Contracts, nor shall any of them be obligated to perform the obligations of the Seller or any Seller Subsidiary thereunder.

     SECTION 6.05. Further Actions Evidencing Purchases. (a) The Seller shall, and shall cause each Seller Subsidiary to, from time to time, at their expense, promptly execute and deliver all further instruments and documents, and take all further actions, that may be necessary or desirable, or that the Administrative Agent or any Purchaser may reasonably request, to perfect, protect or more fully evidence the Receivable Interests purchased hereunder, or to enable any Purchaser or the Administrative Agent to exercise and enforce their respective rights and remedies hereunder or under the Certificates. Without limiting the foregoing, the Seller and each Seller Subsidiary will upon the request of any Purchaser or the Administrative Agent (i) execute and file such financing or continuation statements, or amendments thereto, and such other instruments and documents, that may be necessary or desirable, or that any Purchaser or the Administrative Agent may reasonably request, to perfect, protect or evidence such Receivable Interests; (ii) mark conspicuously each invoice evidencing each Pool Receivable and the related Contract with a legend, acceptable to the Purchasers, evidencing that Receivable Interests therein have been sold; and
(iii) mark its master data processing records evidencing such Pool Receivables and related Contracts with a legend, acceptable to the Purchasers, evidencing that Receivable Interests therein have been sold; provided that the actions specified in clauses (ii) and (iii) may be directed by the Required Purchasers or the Administrative Agent only upon the occurrence of an Event of Termination or a Potential Termination Event.

          (b) The Seller authorizes the Administrative Agent to file financing or continuation statements, and amendments thereto, relating to the Pool Receivables and the Related Security, the related Contracts and the Collections with respect thereto without the signature of the Seller where permitted by law. A photocopy or other reproduction of this Agreement shall be sufficient as a financing statement where permitted by law.

          (c) If the Collection Agent fails to perform any of its obligations hereunder, any Purchaser or the Administrative Agent may (but shall not be required to) perform, or cause performance of, such obligation; and such Purchaser's or the Administrative Agent's costs and expenses incurred in connection therewith shall be payable by the Seller (if the Collection Agent that fails to so perform is the Seller or an Affiliate thereof) as provided in
Section 8.01 or Section 9.04, as applicable.

       SECTION 6.06. Collection Agent Fee. The Collection Agent (if not the

Seller or an Affiliate thereof) shall be paid a collection fee (the "Collection Agent Fee") of 1/4 of 1% per annum on the average daily amount of the Combined Capital payable monthly in arrears on each Settlement Date. Upon three Business Days' notice to the Administrative Agent and the Purchasers, the Collection Agent (if not the Seller or an Affiliate thereof) may elect to have the Collection Agent Fee computed on the basis of a different percentage per annum, but in no event in excess of 110% of the reasonable costs and expenses of the Collection Agent in administering and collecting the Pool Receivables. The Collection Agent Fee shall be payable only from Collections pursuant to, and subject to the priority of payment set forth in, Section 2.04.

                                  ARTICLE VII

                             EVENTS OF TERMINATION

       SECTION 7.01. Events of Termination. If any of the following events ("Events of Termination") shall occur and be continuing:

           (a) The Seller or the Collection Agent (if the Seller or an Affiliate therof) shall fail (i) to perform or observe any term, covenant or agreement hereunder (other than as referred to in clause (ii) of this subsection (a) or in Sections 5.01(c), 5.01(d), 5.01(j) or 5.01(p)) and such failure shall remain unremedied for three Business Days or (ii) to make any payment or deposit required hereunder on the first Business Day after the due date thereof; or

          (b) The Seller shall fail to transfer to the Purchasers when. requested any rights pursuant hereto which the Seller then has as Collection Agent; or

          (c) Any representation or warranty made or deemed made by the Seller (or any of its Responsible Officers) in this Agreement or by any Seller Subsidiary (or any of its Responsible Officers) in the Transfer Agreement or the Consent and Acknowledgement to which it is a party or in any information or report delivered by a Responsible Officer of the Seller or any Seller Subsidiary or the Collection Agent (if the Seller or an Affiliate thereof) pursuant hereto shall prove to have been incorrect or untrue in any material respect when made or deemed made or delivered; or

          (d) The Seller shall fail to perform or observe any term, covenant or agreement contained in Sections 5.01(c) or 5.01(j) hereof or any term, covenant or agreement contained in any Transfer Agreement, or a Seller Subsidiary shall fail to perform or observe any term, covenant or agreement contained in the Consent and Acknowledgment or the Transfer Agreement to which such Seller Subsidiary is a party, on its part to be performed or observed and any such failure shall remain unremedied for 15 days after the earlier of (i) the time the Seller or such Seller Subsidiary becomes aware or should have become aware of such failure and (ii) the date written notice thereof shall have been given to the Seller or such Seller Subsidiary, as the case may be, by any Purchaser or the Administrative Agent; or

          (e) The Seller or any Seller Subsidiary shall fail to pay when due any amount in respect of any Debt having a principal amount outstanding of at least $50,000,000 and such failure shall continue after any applicable grace period, or any other event shall occur or condition shall exist in respect of such Debt and shall continue after any applicable grace period, the effect of which is to cause (or permit any holder thereof to cause) such Debt to become due and payable prior to the stated maturity thereof; or

          (f) Any purchase or any reinvestment pursuant hereto shall for any reason (other than pursuant to the terms hereof) cease to create, or any Receivable Interest shall for any reason cease to be, a valid and perfected first priority undivided percentage ownership interest in Receivables to the extent of any Purchaser's Receivable Interest in each applicable Pool Receivable and the Related Security and Collections with.respect thereto or this Agreement shall for any reason cease to evidence the transfer to a Purchaser (or its assignees or transferees) of legal and equitable right, title and interest to, and ownership of, an undivided percentage ownership interest in any Pool Receivable to the extent of such Purchaser's Receivable Interest or the pertinent Certificate shall for any reason cease to evidence in any Purchaser legal and equitable title to, and ownership of, an undivided percentage ownership interest in such Receivable and the Related Security and Collection to the extent of the Receivable Interest of such Purchaser, except as may be limited by applicable law with respect to the Related Security and with respect to Pool Receivables of Government Obligors and Foreign Obligors; or

          (g) Any purchase pursuant to any Transfer Agreement shall for any reason (other than pursuant to the term thereof) cease to create, or an interest in any Receivable shall cease to be, a valid and perfected first priority undivided percentage ownership interest in such Receivable and the Related Security and Collections with respect thereto or the Transfer Agreement shall for any reason cease to evidence the transfer to the Seller of all legal and equitable right, title and interest of the relevant Seller Subsidiary to, and ownership of, an undivided percentage ownership in any Receivable, except as may be limited by applicable law with respect to the Related Security and with respect to Receivables of Government Obligors and Foreign Obligors; or

          (h) The Seller, any Seller Subsidiary or the Collection Agent (if the Seller or an Affiliate therof) shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Seller, any Seller Subsidiary or the Collection Agent (if the Seller or an Affiliate therof) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 45 days, or any of the actions sought in such proceeding (including an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Seller or any Seller Subsidiary shall take any corporate action to authorize any of the actions set forth above in this subsection (h); or

          (i) As of any Settlement Date, the Current Default Ratio shall exceed 5%, or the Delinquency Ratio shall exceed 10%, or the Loss-to-Liquidation Ratio shall exceed .35%; or

          (j) There shall have occurred any material adverse change in the financial condition or operations of the Seller and its subsidiaries, taken as a whole, as they existed as of March 31, 1990; or there shall have occurred any event which has a reasonable likelihood of having a material adverse effect on the collectibility of the Pool Receivables generally or any significant portion of the Pool Receivables or the ability of the Seller, any Seller Subsidiary or the Collection Agent (if the Seller or an Affiliate thereof) to perform its duty to collect Pool Receivables generally or otherwise perform its respective obligations hereunder or under any Transfer Agreements or under any Consent and Acknowledgment; or

          (k) The Internal Revenue Service shall file a notice of lien in an amount greater than $50 million pursuant to Section 6323 of the Code with regard to any of the assets of the Seller or any Seller Subsidiary, or the Pension Benefit Guaranty Corporation shall file a notice of lien in an amount greater than $50 million pursuant to Section 4068 of ERISA with regard to any of the assets of the Seller or any Seller Subsidiary, and such liens have not been suspended or have not been bonded in the full amount thereof and are not being contested in good faith by the Seller or such Seller Subsidiary; or

          (l) The Seller shall fail to maintain long-term senior unsecured debt ratings of at least B+ and B1 from S&P and Moody's, respectively; or

          (m) There shall have occurred a change of control of the Seller or any Seller Subsidiary other than as expressly permitted by the provisions of Section 5.01(n) hereof; provided, however, that a change of control of a Seller Subsidiary shall not be an Event of Termination if after such change of control the Seller indirectly controls such Seller Subsidiary. A "change of control" shall mean the failure of the Seller to own directly or indirectly at least 50% of either the then outstanding common shares of the Seller or any Seller. Subsidiary or the combined voting rights of the then outstanding voting securities of the Seller or any Seller Subsidiary; or

          (n) If the Seller's long-term senior unsecured debt rating is below BB by S&P or Bal by Moody's or the Seller has no such ratings, and the Seller has not, at its own expense, within thirty days of the Seller's long-term senior unsecured debt rating being so downgraded or withdrawn, restructured the transaction contemplated hereby in such a manner as shall be fully satisfactory to the Purchasers and the Administrative Agent, including the creation of a bankruptcy remote subsidiary, or similar entity, which such subsidiary or entity shall not be subject to consolidation with the Seller in the event of a bankruptcy or other similar proceeding instituted by or against the Seller (and the Seller shall deliver an opinion of counsel to such effect in form and substance satisfactory to the Purchasers); or

          (o) The failure of the Seller and the Required Purchasers to agree on the amendment of subsection (i) of this Section 7.01 as contemplated by Section 2.01(f) upon the Seller's decision to cease purchasing Receivables from any Seller Subsidiary and by Section 5.01(n) upon the sale by the Seller of the stock of any Seller Subsidiary in each case after the expiration of a period of 30 days after such cessation or such sale; or

          (p) The occurrence or declaration of an "Event of Termination" under the Secondary Purchase Agreement, unless the same shall be cured or waived; then, and in any such event, at the direction of the Required Purchasers, the Administrative Agent shall, by notice to the Seller, take either or both of the following actions: (x). declare the Facility Termination Date to have occurred (in which case the Facility Termination Date shall be deemed to have occurred), and (y) designate another Person to succeed the Seller as the Collection Agent, subject to the approval of the Purchasers; provided, that automatically upon the occurrence of any event (without any requirement for the passage of time or the giving of notice) described in subsection (h) of this Section 7.01, the Facility Termination Date shall occur. Upon any such declaration or designation or upon any such automatic termination, (i) each Receivables Pool shall be fixed as of the Business Day immediately preceding the Facility Termination Date and the Collection Agent shall prepare and forward to each Purchaser and the Administration Agent, within one Business Day after the Facility Termination Date, an Investor Report relating to each Receivable Interest outstanding on the Business Day immediately preceding the Facility Termination Date, and (ii) the Purchasers and the Administrative Agent shall have, in addition to the rights and remedies which they may have under this Agreement, all other rights and remedies provided after default under the UCC and under other applicable law, which rights and remedies shall be cumulative.

                                  ARTICLE VIII

                                INDEMNIFICATION

     SECTION 8.01. Indemnities by the Seller. Without limiting any other rights that the Administrative Agent or the Purchasers or any Affiliate thereof and their respective officers, directors, employees and agents (each, an "Indemnified Party") may have hereunder or under applicable law, the Seller hereby agrees to indemnify each Indemnified Party from and against any and all claims, losses and liabilities (including reasonable attorneys fees and expenses) (all of the foregoing being collectively referred to as. "Indemnified Amounts") arising out of or resulting from this Agreement or the use of proceeds of purchases or reinvestments or the ownership of Receivable Interests or in respect of any Receivable or any Contract, excluding, however, (a) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Indemnified Party, (b) recourse (except as otherwise specifically provided in this Agreement) for uncollectible Receivables or (c) except as set forth below, any income taxes incurred by such Indemnified Party arising out of or as a result of this Agreement or the ownership of Receivable Interests or in respect of any Receivable or any Contract. Without limitation of the generality of the foregoing, the Seller shall pay on demand to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any and all Indemnified Amounts relating to or resulting from any of the following:

               (i) the creation of a Receivable Interest in any Pool Receivable which is not at the date of the creation of such Receivable Interest an Eligible Receivable;

               (ii) reliance on any representation or warranty made or deemed made by the Seller or any Seller Subsidiary (or any of their respective Responsible Officers) or any statement made by any Responsible Officer of the Seller or any Seller Subsidiary under or in connection with this Agreement which shall have been incorrect in any material respect when made;

               (iii) the failure by the Seller or any Seller Subsidiary to comply with any applicable law, rule or regulation;

               (iv) the failure to vest in a Purchaser an undivided percentage ownership interest, to the extent of such Purchaser's Receivable Interest, in the Receivables (including, without limitation, Receivables of Government Obligors and Foreign Obligors) in, or purporting to be in, the Receivables Pool and the Related Security and Collections in respect thereof, free and clear of any Adverse Claim other than as authorized hereunder;

               (v) the failure to vest in the Seller all right, title and interest in the Receivables purchased by the Seller from any Seller Subsidiary pursuant to a Transfer Agreement, free and clear of any. Adverse Claim other than as authorized hereunder;

               (vi) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction, under applicable law with respect to the assignment of Receivables of Government Obligors or other applicable laws with respect to any Receivables in, or purporting to be in, the Receivables Pool and the Related Security and Collections in respect thereof, whether at the time of any purchase or reinvestment or at any subsequent time;

               (vii) any dispute, claim, offset or defense (otherthan discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable in, or purporting to be in, the Receivables Pool (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or service related to such Receivable or the furnishing or failure to furnish such merchandise or services;

               (viii) any failure of the Seller, as Collection Agent or otherwise, to perform its duties or obligations in accordance with the provisions of this Agreement;

               (ix) any products liability claim arising out of or in connection with merchandise, insurance or services which are the subject of any Contract;

               (x) any loss incurred by any Purchaser as a result of the Outstanding Balance of all Pool Receivables from the same Obligor, expressed as a percentage of the aggregate Outstanding Balance of Eligible Receivables, being in excess of the Concentration Limit or, if applicable, Special Concentration Limit for such Obligor;

               (xi) the commingling of Collections of Pool Receivables at any time with other funds;

               (xii) any action or omission by the Seller, whether as Collection Agent or otherwise, reducing or impairing the rights of a Purchaser with respect to any Pool Receivable or the value of any Pool Receivable, except in accordance with the Credit and Collection Policy;

               (xiii) any failure of the Seller to give reasonably equivalent value to any Seller Subsidiary in consideration of the transfer by such Seller Subsidiary to the Seller of any Receivables, or any attempt by any Person to void any such transfer under statutory provisions or common law or equitable action, including, without limitation, any provision of the Bankruptcy Code;

               (xiv) any loss incurred by a Purchaser on any Pool Receivable denominated and payable in a currency other than United States dollars as a result of such Receivable not being payable when due in the full amount of United States dollars determined hereunder after giving effect to any payment under any forward foreign exchange contract or other hedging agreement entered into by the Seller or a Seller Subsidiary with respect to such Receivable; or

               (xv) any reductions in the amount of a Pool Receivable the Obligor of which is a Government Obligor, and the Related Security and Collections with respect thereto, as the result of appropriation by the government or the inability to collect any amount from a Government Obligor;

               (xvi) any inability to collect the full Outstanding Balance of a Pool Receivable which was entitled to an Administrative Priority as a result of the Obligor's bankruptcy and which was included as an Eligible Receivable as a result of such Administrative Priority;

               (xvii) any investigation, litigation or proceeding related to or arising from this Agreement, the transactions contemplated hereby, the use of the proceeds of the Purchase, the ownership of the Receivable Interests or any Pool Receivable, Related Security or Contract or any other investigation, litigation or proceeding relating to the Seller or any Seller Subsidiary in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby;

               (xviii) all losses, expenses and liabilities, if any (including, without limitation, any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Purchaser in connection with such Purchaser's funding or maintenance of the Receivable Interests) which such Purchaser may sustain as the result of the termination or reduction of any Receivable Interest or the failure by the Seller or the Collection Agent (if the Seller or an Affiliate thereof) to make any payment of Capital when due;

            (xix) any inability to litigate any claim against any Obligor in respect of any Pool Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

               (xx) any inability to enforce any judgment rendered in the United States against any Foreign Obligor in such Foreign Obligor's country of domicile in respect of any Pool Receivable without reexamination or relitigation of the matters adjudicated upon;
            (xxi) any Event of Termination described in clause (h) of Section 7.01; or

            (xxii) any loss incurred by any Purchaser on any Pool Receivable of a Government Obligor or a Foreign Obligor, except for such losses of a commercial nature that result from risks normally taken with non-governmental United States Obligors in transactions of this nature.

                                   ARTICLE IX

                            THE ADMINISTRATIVE AGENT

     SECTION 9.01. Authorization and Action. Each Purchaser hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including, without limitation, enforcement of collection under the Certificates), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of any Purchaser; the Required Purchasers or all of the Purchasers as provided by this Agreement and such instructions shall be binding upon all parties hereto and all assignees of the Purchasers~ provided however, that the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement or applicable law. The Administrative Agent agrees to give to each Purchaser prompt notice of each notice given to it by the Seller, or by it to the Seller, pursuant to the terms of this Agreement. The appointment and authority of the Administrative Agent hereunder shall terminate at the later to occur of (i) the payment to (A) each Purchaser of its Aggregate Capital, accrued and unpaid Yield and all other amounts due to such Purchaser hereunder and (B) the Administrative Agent of all amounts due hereunder, and (ii) the Facility Termination Date.

       SECTION 9.02. UCC Filinqs. The Purchasers and the Seller expressly recognize and agree that the Administrative Agent may be listed as the assignee or secured party of record on the various UCC filings required to be made hereunder in order to perfect the transfer of the Receivable Interests from the Seller to the Purchasers, that such listing shall be for administrative convenience only in creating a record or nominee owner to take certain actions hereunder on behalf of the Purchasers and that such listing will not affect in any way the status of the Purchasers as the beneficial owners of the Receivable Interests. In addition, such listing shall impose no duties on the Administrative Agent other than those expressly and specifically undertaken in accordance with the provisions of this Article IX. In furtherance of the foregoing, each Purchaser shall be entitled to enforce its rights created under this Agreement without the need to conduct such enforcement through the Administrative Agent except as provided herein.

          SECTION 9.03. Administrative Aqent's Reliance, Etc. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or' their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Administrative Agent (i) may treat the assignee under any Certificate as the holder thereof until the Administrative Agent receives written notice of the Assignment in respect thereof signed by such assignee;
(ii) may consult with legal counsel (including counsel for the Seller), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Person and shall not be responsible to any Person for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Seller, or of any Transfer Agreement on the part of the Seller or the Seller Subsidiary a party thereto, or to inspect the property (including the books and records) of the Seller or any Seller Subsidiary; (v) shall not be responsible to any Purchaser for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any Transfer Agreement or any other instrument or document furnished pursuant hereto; and (vi) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by facsimile, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

       SECTION 9.04. CIBC and Affiliates. With respect to any Pool Receivable owned by CIBC, CIBC shall have the same rights and powers under this Agreement and any document delivered pursuant hereto as would any Purchaser and may exercise the same as though it were not the Administrative Agent. CIBC and its Affiliates may generally engage in any kind of business with the Seller, any Seller Subsidiary or any Obligor and any of their respective Affiliates and any Person who may do business with or own securities of the Seller, any Seller Subsidiary or any Obligor or any of their respective Affiliates, all as if CIBC were not the Administrative Agent and without any duty to account therefor to any Purchaser.

     SECTION 9.05. Purchasers' Purchase Decisions. Each Purchaser acknowledges that it has, independently and without reliance upon the Administrative Agent, any of its Affiliates or any other Purchaser and based on such documents and information as it has deemed appropriate, made its own evaluation and decision to enter into this Agreement and, if it so determines, to purchase undivided ownership interests in Pool Receivables hereunder. Each Purchaser also acknowledges that it will, independently and without reliance upon the Administrative Agent, any of its Affiliates or any other Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under this Agreement.

       SECTION 9.06. Indemnification. Each Purchaser agrees to indemnify the Administrative Agent (to the extent not reimbursed by the Seller), ratably according to its Pro Rata Share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any action taken or qmitted by the Administrative Agent under this Agreement, provided that a Purchaser shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct. Without limitation of the generality of the foregoing, each Purchaser agrees to reimburse the Administrative Agent, ratably according to its Pro Rata Share, promptly upon demand, for any out-of-pocket expenses (including reasonable counsel fees) incurred by the Administrative Agent in connection with the administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, to the extent that such expenses are incurred in the interests of or otherwise in respect of the Purchasers hereunder and are approved by the Purchasers and to the extent that the Administrative Agent is not reimbursed for such expenses by the Seller.

     SECTION 9.07. Successor Administrative Agent. The Administrative Agent may resign at any time by giving 30 days' written notice thereof to the Purchasers, the Seller, the Collection Agent and the Secondary Purchasers and may be removed at any time with or without cause by the Required Purchasers. Upon any such resignation or removal, the Purchasers shall have the right to appoint a successor Administrative Agent approved by the Seller (which approval will not be unreasonably withheld or delayed). If no successor Administrative Agent shall have been so appointed by the Purchasers, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Purchasers' removal of the Administrative Agent, then the retiring Administrative Agent may, on behalf of the Purchasers, appoint a successor Administrative Agent approved by the Seller (which approval will not be unreasonably withheld or delayed), which successor Administrative Agent shall be
(a) either (i) a commercial bank having a combined capital and surplus of at least $250,000,000 or (ii) an Affiliate of such bank and (b) experienced in the types of transactions contemplated by this Agreement. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

                                   ARTICLE X

                       ASSIGNMENT OF RECEIVABLE INTERESTS

     SECTION 10.1. Assignment. (a) Each Purchaser (with respect to any Receivable Interest) and Matterhorn (with respect to its commitment to make Purchases hereunder) may (i) without the consent of the Seller, assign to another Purchaser, any Secondary Purchaser, UBS, or to any vehicle organized by a Secondary Purchaser or UBS which is rated at least A-1 by S&P and P-1 by Moody's and (ii) with the prior written consent of the Seller (which consent shall not be unreasonably withheld or delayed), to any other Person (such Person, and the Persons described in clause (i) above, referred to herein as "Assignees"), and any such Assignee, may, without the written consent of the Seller, assign to any Person described in clause (i) hereof and may, with the prior written consent of the Seller (which consent shall not be unreasonably withheld or delayed), assign to any other Person, any Receivable Interest and, with respect to Matterhorn only, its commitment to make Purchases hereunder, in either case, in whole or in part; provided, however, that any assignment of Matterhorn's commitment to another Purchaser or to any vehicle organized by a Secondary Purchaser pursuant to clause (i) above at a time when such Purchaser or such vehicle cannot issue a commitment to make Purchases shall be made only with the prior written consent of the Seller (which consent shall not be unreasonably withheld or delayed). Upon any assignment of a Receivable Interest,
(i) the Assignee shall become the owner of such Receivable Interest for all purposes of this Agreement and (ii) the assignor thereof (the "Assignor") shall relinquish its rights with respect to such Receivable Interest for all purposes of this Agreement. Any assignments hereunder shall be upon such terms and conditions as the Assignor and the Assignee may mutually agree. The parties thereto shall deliver to the Administrative Agent an assignment agreement, in substantially the form of Exhibit E hereto (an "Assignment"), duly executed by such parties, and such Assignor shall promptly execute and deliver all further instruments and documents, and take all further action, that the Assignee may reasonably request in order to perfect, protect or more fully evidence the Assignee's right, title and interest in and to any Receivable Interest assigned hereunder, and to enable the Assignee to exercise or enforce any rights hereunder or under the Certificate evidencing such Receivable Interest. Upon any assignment pursuant to this Section 10.01, the Assignee thereof shall have all of the rights and obligations (and only such rights and obligations) of a Purchaser hereunder, and shall be subject to the same terms and conditions hereunder. The Administrative Agent shall provide notice to the Seller of any assignment hereunder.

     SECTION 10.02. Effects of Assiqnment. By executing and delivering an Assignment, the Assignor thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment, the Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the pertinent Certificate or any other agreement, instrument or document furnished pursuant hereto; (ii) the Assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Seller or any Seller Subsidiary or the performance or observance by the Seller or any Seller Subsidiary of any of its obligations under this Agreement (in the case of the Seller), the pertinent Certificate or the Transfer Agreements (in the case of the Seller and the Seller Subsidiaries) or other agreement, instrument or document furnished pursuant hereto; (iii) such Assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.01 and such other agreements, documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and to purchaser the pertinent Receivable Interests, (iv) such Assignee will, independently and without reliance upon the Administrative Agent, any Purchaser, any Secondary Purchaser or any of their Affiliates or such Assignor and based on such agreements, documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement, (v) such Assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto, (vi) such Assignee appoints as its agent the Collection Agent from time to time designated pursuant to Section 6.01 to enforce its respective rights and interests in and under the pertinent Receivable Interests and the Related Security and related Contracts, and (vii) such Assignee agrees that it will not institute against any Purchaser any proceeding of the type referred to in
Section 7.01(h).

       SECTION 10.03. Authorization of Administrative Aqent. The Administrative Agent shall annotate the pertinent Certificate to reflect any assignment made pursuant to Section 10.01 or otherwise.

                                   ARTICLE XI

                            PATRONAGE DISTRIBUTIONS

     SECTION 11.01. Patronage Distributions. Prior to the 15th day. of the ninth month following the close of ASCC's taxable year, ASCC shall be required to pay a Patronage Dividend (as defined in Section 1388(a) of the Code) to the Seller equal to that portion of the net earnings of ASCC that bears the same ratio to total net . earnings as the total discounts or other items in the nature of interest received by ASCC arising pursuant to all transactions with the Seller and attributable to such taxable year bears to the total discounts or other items in the nature of interest received by ASCC arising pursuant to all transactions with all of ASCC's patrons attributable to such taxable year. Net earnings of ASCC for the purposes of this Section 11.01 shall mean the excess of income over expense as determined for federal income tax purposes. At least twenty percent of any Patronage Dividend shall be paid in cash. The balance of any Patronage Dividend may be paid through the issuance of a qualified written notice of allocation as provided in Section 1388(c) of the Code. Subject to the foregoing, the time and manner of patronage distributions shall be determined on an annual basis by the board of directors of ASCC.

       SECTION 11.02. Income Tax Consent. The Seller hereby consents to include in its income at the stated dollar amount as provided in Section 1385(a) of the Code, any payment of a Patronage Dividend to the extent it is made in the form of a qualified written notice of allocation as provided in Section 1388(c) of the Code and any qualified per-unit retain certificates as defined in Section 1388(h) of the Code which are made in the form of written notices. The Seller agrees to include in its income the stated amount of such written notices of allocation or of per-unit retain certificates in the taxable year that such written notice is received by the Seller.

                                  ARTICLE XII

                                 MISCELLANEOUS

     SECTION 12.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement or consent to any departure by the Seller therefrom shall be effective unless in a writing signed by the Purchasers or, where permitted under this Agreement, the Required Purchasers, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment or waiver of
Section 6.03 or of any other provision of this Agreement which affects the rights or obligations of the Administrative Agent shall be effective unless signed by the Administrative Agent. No failure on the part of the Purchasers or the Administrative Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

       SECTION 12.02. Notices, Etc. All notices and other communications hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be delivered or sent by facsimile, to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. Notices and communications by facsimile shall be effective when sent, and notices and communications sent by other means shall be effective when received.

                   SECTION 12.03. Assignability; Termination.

(a) This Agreement and each Purchaser's rights herein (including ownership of each Receivable Interest) shall be assignable by such Purchaser and its respective successors and assigns in accordance with Section 10.01. The term "Purchaser" shall include any owner by assignment or otherwise 'of a Receivable Interest but shall not include any Person to whom a participation is granted. The Seller may not assign its rights hereunder or any interest herein without the prior written consent of the Purchasers.

          (b) Any Purchaser may grant participations to any Person without the consent or knowledge of the Seller, any other Purchaser or the Administrative Agent; provided, that such grant will not affect the obligation, if any, of such

Purchaser hereunder nor the obligations of the Seller hereunder.

          (c) The provisions of Sections 8.01, 12.04, 12.05, 12.06 and 12.07 survive any termination of this Agreement.

     SECTION 12.04. Costs, Expenses and Taxes. (a) In addition to the rights of indemnification granted under Section 8.01 hereof, the Seller agrees to pay on demand all costs and expenses in connection with the preparation, execution, delivery and administration (including periodic auditing of Pool Receivables) of this Agreement, the Certificates and the other documents and agreements to be delivered hereunder, including, without limitation, (i) the fees and expenses of Seward & Kissel, counsel for the Purchasers, with respect to the preparation, execution and delivery of this Agreement, the Secondary Purchase Agreement and the other documents and agreements to be delivered hereunder or thereunder; (ii) the fees and out-of-pocket expenses of counsel for the Administrative Agent with respect to administration of this Agreement, including without limitation, advising the Administrative Agent as to its rights and remedies hereunder; and
(iii) all costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the enforcement or amendment of this Agreement, the Certificates and the other documents and agreements to be delivered hereunder.

       (b) In addition, the Seller shall pay on demand (i) any and all commissions of placement agents and commercial paper dealers in respect of commercial paper notes issued to fund the purchase or maintenance of any Receivable Interest, (ii) any and all costs and expenses of any issuing and paying agent or other Person responsible for the administration of each Purchaser's commercial paper program in connection with the preparation, completion, issuance, delivery or payment of commercial paper notes issued to fund the purchase or maintenance of any Receivable Interest, and (iii) any and all stamp and other taxes and fees payable in connection with the execution, delivery, filing and recording of this Agreement, the Certificates or the other documents or agreements to be delivered hereunder, and agrees to save each Indemnified Party harmless from and against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

     (c) The Seller also shall pay on demand all other costs, expenses and taxes (excluding income taxes) incurred by a Purchaser or any stockholder of a Purchaser ("Other Costs"), including (i) the costs of auditing such Purchaser's books by certified public accountants and of rating such Purchaser's commercial paper by independent financial rating agencies, (ii) the taxes (excluding income taxes) resulting from such Purchaser's operations and (iii) the reasonable fees and out-of-pocket expenses of counsel for such Purchaser or any counsel for any shareholder of such Purchaser with respect to advising such Purchaser or shareholder as to rights and remedies under this Agreement, the enforcement of this Agreement, the Certificates or advising such Purchaser or shareholder as to matters relating to such Purchaser's operations; provided, that the Seller and any other persons who from time to time sell receivables or interests therein to such Purchaser ("Other Sellers") each shall be liable for such Other Costs ratably in accordance with the usage under their respective facilities; provided, further, that (i) if such Other Costs are attributable to the Seller and not attributable to any Other Seller, the Seller shall be solely liable for such Other Costs and (ii) if such Other Costs are attributable to any Other Seller and not attributable to the Seller in any way, the Seller shall not be liable for any of such Other Costs.

       SECTION 12.05. No Proceedings. The Seller, the Collection Agent and the Administrative Agent each hereby agrees that it will not institute or join against any Purchaser any proceeding of the type referred to in Section 7.01(h).

       SECTION 12.06. Confidentiality, Unless otherwise required by applicable law, rule or regulation or by court order or process, the Seller and each Seller Subsidiary agrees to maintain the confidentiality of this Agreement (and all drafts thereof) in communications with third parties and otherwise; provided, that this Agreement may be disclosed to the Seller's and each Seller Subsidiary's legal counsel and auditors if they agree to hold it confidential.

       SECTION 12.07. No Recourse. The obligations of each Purchaser under this Agreement or any other agreement, instrument, document or certificate executed and delivered by or issued by such Purchaser or any officer thereof in connection herewith are solely the corporate obligations of such Purchaser. No recourse shall be had for payment of any fee or other obligation or claim arising out of or relating to this Agreement or any other agreement, instrument, document or certificate executed and delivered or issued by such Purchaser or any officer in connection herewith, against any stockholder, employee, officer, director or incorporator of such Purchaser. The provisions of this Section 12.07 shall survive the termination of this Agreement.

       SECTION 12.08. Governing Law; Execution in Counterparts. (a) This Agreement shall be governed by, and construed in accordance with, the law of the State of New York (including its applicable conflict of laws rules).

          (b) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SELLER:

GEORGIA-PACIFIC CORPORATION

By:
    -----------------------
     Treasurer

133 Peachtree Street, N.E.
Atlanta, Georgia 30348-5605
Attention: Treasurer
Facsimile No.: (404) 827-7076

PURCHASERS:

ASSET SECURITIZATION COOPERATIVE CORPORATION


BY:
    ----------------
     Secretary
c/o Canadian Imperial Bank of Commerce
425 Lexington Avenue
New York, New York 10017
Attention: Asset Securitization
Group Facsimile No.: (212) 856-3761

CORPORATE ASSET FUNDING COMPANY,
INC. By: CITICORP NORTH AMERICA, INC.,
          AS ATTORNEY-IN-FACT
By:
   -------------------
450 Mamaroneck Avenue
Harrison, New York 10528
Attention: Corporate Asset Funding
Department Facsimile No.: (914) 899-7015

FALCON ASSET SECURITIZATION CORPORATION


By:
    ---------------------
    Authorized Signatory
c/o The First National Bank of Chicago
One First National Plaza Suite 0079, 17th Floor Chicago, Illinois 60670
Attention:  Mr. Bradley P. Summers
            Mr. Martin Foy
Facsimile No.: (302) 732-2231


Matterhorn Capital Corporation

By:
    ------------------------
     Authorized Signatory

Union Bank of Switzerland, New York Branch, as Administrator and Attorney-in-Fact
299 Park Avenue
New York, New York
Attention: Asset Finance Group Facsimile No.: (212) 715-3890

ADMINISTRATIVE AGENT:

CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent

By:
   -------------------------
     Authorized Signatory

425 Lexington Avenue
New York, New York 10017
Attention:  Asset Securitization Group
Facsimile No.: (212) 856-3761


                         WAIVER AND AMENDMENT NO. 1 TO
                         RECEIVABLES PURCHASE AGREEMENT

          This WAIVER AND AMENDMENT NO. 1 to RECEIVABLES PURCHASE AGREEMENT, dated as of April 10, 1991, is entered into by and among Georgia Pacific Corporation, a Georgia corporation (the "Seller"), Asset Securitization Cooperative Corporation ("ASCC"), Corporate Asset Funding Company, Inc. ("CAFCO"), Falcon Asset Securitization Corporation ("Falcon") and Matterhorn Capital Corporation ("Matterhorn") (each of ASCC, CAFCO, Falcon and Matterhorn, individually, a "Purchaser," and, collectively, the "Purchasers").

       WHEREAS, the parties hereto, along with Canadian Imperial Bank of Commerce, as Administrative Agent, are parties to that certain Receivables Purchase Agreement dated as of June 1, 1990 (the "Agreement"; the terms defined therein being used herein as therein defined unless otherwise defined herein), providing for the sale by the Seller of certain Receivable Interests to the Purchasers; and

       WHEREAS, the parties hereto desire to effect a reallocation of the Pro Rata Shares and to waive certain provisions of Section 2.01(d) of the Agreement in connection with such reallocation; and

       WHEREAS, the Seller and the Purchasers desire to amend Section 5.01(q) of the Agreement relating to the seasonality coverage provisions of the Agreement.

       NOW, THEREFORE, in consideration of the mutual benefits to the parties hereto resulting from the reallocation and amendment to the Agreement referred to above, the parties hereto agree as follows:

          1. Reallocation of Pro Rata Shares, Notwithstanding the provisions of the first sentence of Section 2.01(d) of the Agreement, the Pro Rata Shares of the Purchasers under the Agreement shall be reallocated, effective as of April 10, 1991, as follows:

         ASCC .............................32.5%
         CAFCO .............................2.5%
         Falcon ...........................32.5%
         Matterhorn .......................32.5%

Each Purchaser expressly consents to the reallocation set forth above and waives compliance with all of the provisions of the first sentence of Section 2.01(d) of the Agreement in connection with such reallocation, including, without limitation, the advance written notice requirement, the prohibition on reallocations prior to the first anniversary date, and the inclusion of this reallocation for purposes of the restriction on the number of reallocations within any 12-month period. The parties further agree that any noncompliance with the provisions of the Agreement by virtue of the reallocation set forth above shall be deemed not to constitute a breach or default by the Seller under the Agreement, and that such reallocation shall be deemed to be permissible and effective in all respects and for all purposes under the Agreement.

          2. Amendment of Section 5.01(q). Section 5.01(q) of the Agreement is hereby amended, effective as of April 10, 1991, to read in its entirety as follows:

               (q) Seasonality Coverage.  If the Coverage Ratio is less than the sum of 120% and the Seasonality Percentage as indicated on the Investor Report Date immediately preceding the first day of November or December of any year, the Seller shall on the first Business Day of such month either (i) pay to each Purchaser or deposit into a segregated account for the benefit of such Purchaser funds equal to the product of the Seasonality Amount for such month and a fraction the numerator of which is the Aggregate Capital of such Purchaser and the denominator of which is the Combined Capital or (ii) provide to the Administrative Agent for the benefit of the Purchasers a letter of credit from a bank acceptable to the Required Purchasers in an amount equal to the Seasonality Amount; provided, that the Seller may, in lieu of the alternative set forth in such clause (i) of this subsection (q), pay to such Purchaser or deposit into a segregated account on the first Business Day of such month and on the next three
          (3) weekly anniversaries thereof 25% of the amount specified in clause
          (i) above; provided further, that the alternative set forth in clause
          (ii) above must be used for any month where the long-term senior unsecured debt rating of the Seller on the first day of such month is less than BB in the case of S&P or Bal in the case of Moody's.

          3. Reference to and Effect on the Agreement. Upon and after the date of this Waiver and Amendment No. 1, all references to the Agreement in that document, or in any related document, shall mean the Agreement as amended hereby. Except as specifically amended by this Waiver and Amendment No. 1, the Agreement shall remain in full force and effect.

          4. Governing Law; Execution in Counterparts. (a) This Waiver and Amendment No. 1 shall be governed by, and construed in accordance with, the laws of the State of New York.

          (b) This Waiver and Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.
          IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment No. 1 to be executed by their respective officers thereunto duly authorized, as of the date first above written.


SELLER:

                                   GEORGIA-PACIFIC CORPORATION

                                   By:
                                       ----------------------
                                       W.I. Tamblyn
                                       Vice President and Treasurer


                                   133 Peachtree Street, N.E.
                                   Atlanta, Georgia 30348-5605
                                   Attention: Treasurer
                                   Facsimile No.: (404) 827-7076


Purchasers:

                                   ASSET SECURITIZATION COOPERATIVE CORPORATION

                                   By:
                                       ------------------------
                                   Name:
                                   Title:

                                   c/o Canadian Imperial Bank of Commerce 425
                                   Lexington Avenue
                                   New York, New York 10017
                                   Attention: Asset Securitization Group
                                   Facsimile No.: (202) 856-3761



                              AMENDMENT NUMBER 2.

                          DATED AS OF DECEMBER 1, 1991

                                     TO THE

                 $1,000,000,000 RECEIVABLES PURCHASE AGREEMENT

                            DATED AS OF JUNE 1, 1990

                                     AMONG

                          GEORGIA-PACIFIC CORPORATION

                                 as the Seller

                                      and

 ASSET SECURITIZATION COOPERATIVE CORPORATION, CORPORATE ASSET FUNDING COMPANY,
                                     INC.,
                    FALCON ASSET SECURITIZATION CORPORATION
                                      AND
                          MATTMORN CAPITAL CORPORATION

                               as the Purchasers

                                      and

        CANADIAN IMPERIAL BANK OF COMMERCE, as the Administrative Agent


                  AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT

     THIS AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT, dated as of December 1, 1991 (this "Amendment"), among GEORGIA-PACIFIC CORPORATION, a Georgia corporation (the "Seller"), ASSET SECURITIZATION COOPERATIVE CORPORATION, a California cooperative corporation ( "ASCC" ), CORPORATE ASSET FUNDING COMPANY, INC., FALCON ASSET SECURITIZATION CORPORATION, and MATTERHORN CAPITAL CORPORATION (the "Purchasers"), and CANADIAN IMPERIAL BANK OF COMMERCE, CITIBANK, N.A., and THE FIRST NATIONAL BANK OF CHICAGO (the "Secondarv Purchasers") and CANADIAN IMPERIAL BANK OF COMMERCE ("CIBC"), the (
"Administrative Agent" ), hereunder.                                  .

      WHEREAS, the Seller, the Purchasers, the Secondary Purchasers and the Administrative Agent have hereto fore entered into a certain Receivables Purchase Agreement, dated as of June 1, 1990 (the "Agreement"); and

     WHEREAS, the Seller, ASCC and CIBC now desire to amend the Agreement in certain respects, as hereinafter provided;

     NOW, THEREFORE, the parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

     SECTION 1.1. Certain Defined Terms. The following terms (whether or not underscored) when used in this Amendment, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

"Agreement" is defined in the first recital.


"ASCC" iS defined in the preamble.


"CIBC" is defined in the preamble.


"Execution Date" means the date this Amendment is executed by the Seller.


"Purchasers" is defined in the preamble.


"Seller" is defined in the preamble.


     SECTION 1.2. Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Agreement shall have such meanings when used in this Amendment.

                                   ARTICLE II

     SECTION 2.1. Amendment to Section 1.1 of the Agreement. Subsection (a)(i) of the definition of "Investor Rate" in Section 1.0 hereby amended to read as follows:

               (i) in the case of ASCC, all of the Notes of ASCC outstanding during such Settlement Period, excluding those short-term Notes issued by the Purchaser to purchase receivables on a fixed rate basis or used solely to fund any arbitrage activities of the Purchaser, have been sold by any placement agent or commercial paper dealer selected by ASCC, as agreed between each such agent or dealer and ASCC and notified by ASCC to the Seller and Collection Agent, and

                                  ARTICLE III

                            MISCELLANEOUS PROVISIONS

     SECTION 3.1. Ratification of and References to the Agreement. This Amendment shall be deemed to be an amendment to the Agreement, and the Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Agreement as amended hereby.

     SECTION 3.2. Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

     SECTION 3.3. Execution in Counterparts, Effectiveness. etc. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Amendment shall become effective as of the date when counterparts hereof executed on behalf of the Seller, the Purchasers, and the Secondary Purchasers shall have been received by the Administrative Agent and notice thereof shall have been given by the Administrative Agent to the Seller, the Purchasers and the Secondary Purchasers.

     SECTION 3.4. Governinq Law. THE AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

SELLER

GEORGIA-PACIFIC CORPORATION

By:
   -----------------------
Name:
Title:

133 Peachtree Street, N.E.
Atlanta, Georgia 30348-5605
Attention: Treasurer
Facsimile No.: (404) 827-7076

PURCHASERS:

                        ASSET SECURITIZATION COOPERATIVE
                                  CORPORATION

By:
   -----------------------
Name:
Title:

c/o Canadian Imperial Bank of Commerce 425 Lexington Avenue
New York, New York 10017
Attention: Asset Securitization Group
Facsimile No.: (212) 856-3643

                   [Signatures continued on following page.]
CORPORATION ASSERT FUNDING COMPANY, INC.
BY:   CITICORP NORTH AMERICA, INC.,
      AS ATTORNEY-IN-FACT

By:
   ----------------------
Name:
Title:

450 Mamaroneck Avenue Harrison
New York 10528
Attention: Corporate Asset Funding
Department Facsimile No.: (914) 899-7015

FALCON ASSET SECURITIZATION CORPORATION

By:
   ----------------------
Name:
Title:

c/o The First National Bank of Chicago
One First National Plaza
Suite 0079, 17th Floor
Chicago, Illinois 60670
Attention: Mr. David Kucera
Facsimile No.: (312) 732-2231

MATTERHORN CAPITAL CORPORATION

By:
    ---------------------
Name:
Title:

Union Bank of Switzerland
New York Branch As Administrator
and Attorney-in-Fact
299 Park Avenue
New York, New York 10171
Attention:  Asset Finance Group
Facsimile No.: (212) 715-3890



The undersigned hereby acknowledge and consent to the foregoing Amendment No. 2, as of the date first above written:

                         GEORGIA-PACIFIC CORPORATION

                         By:
                         Name:
                         Title:

                         133 Peachtree Street, N.E.
                         Atlanta, Georgia    30348-5605
                         Attention: Treasurer
                         Facsimile No.: (404) 827-7076

                         CANADIAN IMPERIAL BANK OF COMMERCE

                         By:
                         Name:
                         Title:

                         425 Lexington Avenue
                         New York, New York 10017
                         Attention: Asset Securitization Group
                         Facsimile No.: (212) 856-3643

                         ClTIBANK, N.A.

                         By:.
                         Name:
                         Title:

                         450 Manaroneck Avenue Harrison, New York 10528
                         Attention: Corporate Asset Funding
                         Department Facsimile No.: (914) 899-7055

                   [Signatures continued on following page.]

THE FIRST NATIONAL BANK OF CHICAGO

By:
    --------------------

Name:
Title:

One First National Plaza
Suite 0079, 17 Floor
Chicaqo, Illinois 60670
Attention: Mr. David Kucera
Facsimile No.: (312) 732-2231


MATTERHORN CAPITAL CORPORATION

By:

Name:
Title:

Union Bank of Switzerland
New York Branch as Administrator and Attorney-in-Fact
299 Park Avenue
Attention: Asset Finance Group
New York, New York 10171
Facsimile No.: (212) 715-3890



                                AMENDMENT NO. 3

                           DATED AS OF JULY 15, 1992

                                     TO THE

                 $1,000,000,000 RECEIVABLES PURCHASE AGREEMENT

                            DATED AS OF JUNE 1, 1990

                                     AMONG

                          GEORGIA-PACIFIC CORPORATION

                                 as the Seller

                                      and

 ASSET SECURITIZATION COOPERATIVE CORPORATION, CORPORATE ASSET FUNDING COMPANY,
                                     INC.,
                    FALCON ASSET SECURITIZATION CORPORATION
                                      AND
                         MATTERHORN CAPITAL CORPORATION

                               as the Purchasers

                                      and

        CANADIAN IMPERIAL BANK OF COMMERCE, as the Administrative Agent




                               AMENDMENT NO. 3 to
                         RECEIVABLES PURCHASE AGREEMENT

     This AMENDMENT NO. 3 tO RECEIVABLES PURCHASE AGREEMENT, dated as of July 15, 1992 (this "Amendment"), is entered into by and among Georgia-Pacific Corporation, a Georgia corporation (the "Seller"), Asset Securitization Cooperative Corporation, Corporate Asset Funding Company, Inc., Falcon Asset Securitization Corporation and Matterhorn Capital Corporation (collectively, the "Purchasers").

          WHEREAS, the parties hereto, along with Canadian Imperial Bank of Commerce (the "Administrative Agent"), are parties to that certain Receivables Purchase Agreement dated as of June 1, 1990, as amended by a Waiver and Amendment No. 1 to Receivables Purchase Agreement, dated April 10, 1991, a letter agreement dated September 16, 1991 and an Amendment No. 2 dated as of December 1, 1991 (the "Agreement"; the terms defined.therein being used herein as therein defined unless otherwise defined herein), providing for the sale by the Seller of certain Receivable Interests to the Purchasers; and

          WHEREAS, the Seller and the Purchasers desire to amend section 1.01 of the Agreement relating to the definitions provision of the Agreement.

          NOW, THEREFORE, the parties hereto agree as follows:

          1.    Amendment of Section 1.01. Section 1.01 of the Agreement is
hereby amended, effective as of June     , 1992, to read in its entirety as
follows:

               "Reserve" means, on any date, the greater of (i) 14.75% of Combined Capital and (ii) the sum of (a) the product of (1) the Loss Reserve and (2) the aggregate Outstanding Balance of all Pool Receivables on such date, (b) the aggregate Yield Reserve for all Receivable Interests owned by the Purchasers and the aggregate "Yield Reserve" for all "Receivable Interests" owned by the Secondary Purchasers under the Secondary Purchase Agreement, and (c) the aggregate "Collection Agent Fee Reserve", if any, for all Receivable Interests owned by the Purchasers and the aggregate "Collection Agent Fee Reserve", if any, of all "Receivable Interests" owned by the Secondary Purchasers under the Secondary Purchaser Agreement.

          2. Ratification of and References to the Agreement. This Amendment shall be deemed to be an amendment to the Agreement, and the Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Agreement in any other document, instrument, agreement'or writing shall hereafter be deemed to refer to the Agreement as amended hereby.

          3. Execution in Counterparts, Effectiveness, etc. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Amendment shall become effective as of the date when counterparts hereof executed on behalf of the Seller and the Purchasers shall have been received by the Administrative. Agent, and notice thereof shall have been given by the Administrative Agent to the Seller and the Purchasers.

          4. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SELLER:

GEORGIA-PACIFIC CORPORATION


By:
    ----------------------
Name: John F. McGovern
Title: Vice President - Finance and Treasurer

133 Peachtree Street, N.E.
Atlanta, Georgia 30348-5605
Attention: Treasurer
Facsimile No.: (404) 827-7076

PURCHASERS:


ASSET SECURITIZATION COOPERATIVE CORPORATION


By:
    ---------------------
Name: June Slack
Title: Assistant Treasurer
c/o Canadian Imperial Bank of
Commerce 425 Lexington Avenue
New York, New York 10017
Attention: Asset Securitization Group
Facsimile No.: (212) 856-3643

  CORPORATE ASSET FUNDING COMPANY, INC.
  BY:  CITICORP NORTH AMERICA, INC., As Attorney-in-fact
  By:
       ------------------
  Name: John F. Schwarz
  Title:Vice President

  450 Mamaroneck Avenue
  Harrison, New York 10528
  Attention: Corporate Asset Funding Department
  Facsimile No.: (914) 899-7015

FALCON ASSET SECURITIZATION CORPORATION

By:
Name:
Title:

/o The First National Bank of Chicago
ne First National Plaza
uite 0079, 17th Floor
hicago, Illinois 60670
ttention: Mr. David Kucera
acsimile No.: (312) 732-4487

MATTERHORN CAPITAL CORPORATION

By:
    ----------------------
Name:
Title:

Union Bank of Switzerland,
New York Branch as Administrator and Attorney-in Fact
299 Park Avenue
Attention: Asset Finance Group
New York, New York 10171
Facsimile No.: (212) 715-3890

CORPORATE ASSET FUNDING COMPANY, INC.
 BY:   CITICORP NORTH AMERICA, INC.,
       AS ATTORNEY-IN-FACT

By:
    ----------------------
Name:
Title:

450 Mamaroneck Avenue
Attention: Corporate Asset Funding Department
Harrison, New York 10528
Facsimile No.: (914) 899-7015

FALCON ASSET SECURITIZATION CORPORATION


By:
    ----------------------
Name:
Title:

     c/o The First National Bank of Chicago
     One First National Plaza Suite 0079, 17th Floor
     Attention: Mr. David Kucera
     Chicago, Illinois 60670
     Facsimile No.: (312) 732-4487

MATTERHORN CAPITAL CORPORATION

By:
    ----------------------
Name:
Title:

Union Bank of Switzerland,
New York Branch as Administrator and Attorney-in Fact
299 Park Avenue
Attention: Asset Finance Group
New York, New York 10171
Facsimile No.: (212) 715-3890

ADMINISTRATIVE: AGENT

CANADIAN IMPERIAL BANK OF COMMERCE

By:
    -----------------------
Name:
Title:

425 Lexington Avenue
New York, New York 10017
Attention: Asset Securitization Group
Facsimile No.: (212) 856-3643

       The undersigned hereby acknowledge and consent to the foregoing Amendment No. 3 to the Receivables Purchase Agreement, as of the date first above written:
                                GEORGIA-PACIFIC CORPORATION

                                By:
                                    ---------------------

                                Name: John F. McGovern
                                Title: Vice President - Finance and Treasurer

                                133 Peachtree Street, N.E.
                                Atlanta, GA 30348-5605
                                Attention: Treasurer
                                Facsimile No.: (404) 827-7076

                                CANADIAN IMPERIAL BANK OF COMMERCE

                                By:
                                    ---------------------
                                Name:
                                Title:

                                425 Lexington Avenue
                                Attention: Asset Securitization
                                New York, New York 10017
                                Group Facsimile No.: (212) 856-3643

                                CITIBANK, N.A.

                                By:
                                     --------------------

                                Title:

                                450 Mamaroneck Avenue
                                Attention: Corporate Asset
                                Harrison, New York 10528
                                Funding Dept Facsimile No.:(914) 899-7015

THE FIRST NATIONAL BANK OF CHICAGO

By:
    ------------------
Name:
Title:

One First National Plaza Suite 0079, 17th Floor
Chicago, Illinois    60670
Attention:  Mr. Bradley P. Summers
            Mr. Martin Foy
Facsimile No.: (312) 732-4487

MATTERHORN CAPITAL CORPORATION

By:
    -----------------------
Name:
Title:

Union Bank of Switzerland,
New York Branch as Administrator and Attorney-in Fact
299 Park Avenue
New York, New York 10171
Attention: Asset Finance Group
Facsimile No.: (212) 715-3890

ADMINISTRATIVE: AGENT

CANADIAN IMPERIAL BANK OF COMMERCE

By:
    -----------------------
Name:
Title:

425 Lexington Avenue
New York, New York 10017
Attention: Asset Securitization
Group
Facsimile No.: (212) 856-3643


                                October 15, 1993


Asset Securitization          Canadian Imperial Bank of
Cooperative Corporation       Commerce
c/o Canadian Imperial Bank    425 Lexington Avenue
of Commerce                   New York, New York 10017
425 Lexington Avenue          Attn:  Asset Securitization
New York, New York 10017      Group
Attn:  Asset Securitization   Facsimile No.:  (212) 856-
Group                         3761
Facsimile No.:  (212) 856-
3643

Corporate Asset Funding       Citibank, N.A.
Company, Inc.                 450 Mamaroneck Avenue
c/o Citicorp North America,   Harrison, New York 10528
Inc.                          Attn:  John F. Schwarz
450 Mamaroneck Avenue         Corporate Asset Funding
Harrison, New York 10528      Department
Attn:  John F. Schwarz        Facsimile No.:  (914) 899-
Corporate Asset Funding       7015
Department
Facsimile No.:  (914) 899-
7015

Falcon Asset Securitization   The First National Bank of
Corporation                   Chicago
c/o The First National Bank   Equitable Building
of Chicago                    153 West 51st, 8th Floor
One First National Plaza      New York, New York 10019
Suite 0079, 21st Floor        Attn:  Ms. Carol Courtadon
Chicago, Illinois  60670      Facsimile No.:  (212) 373-
Attn:  Mr. A. Coleman Tuggle  1388
Facsimile No.:  (312) 732-
4487

Matterhorn Capital            Canadian Imperial Bank of
Corporation                   Commerce, as Administrative
c/o Union Bank of             Agent
Switzerland,                  425 Lexington Avenue
New York Branch, as           New York, New York 10017
Administrator and Attorney-   Attn:  Asset Securitization
In-Fact                       Group
299 Park Avenue               Facsimile No.:  (212) 856-
New York, New York 10171      3643
Attn:  Asset Finance Group
Facsimile No.:  (212) 715-
3890


     Re:       Amendment No. 4 to Receivables Purchase Agreement dated as of
     June 1, 1990

Ladies and Gentlemen:

     This letter will set forth our agreement with respect to certain matters relating to (a) the Receivables Purchase Agreement dated as of June 1, 1990, amended by a Waiver and Amendment No. 1 dated April 10, 1991, a letter agreement dated September 16, 1991, an Amendment No. 2 dated as of December 1, 1991, and an Amendment No. 3 dated July 15, 1992 (the "Receivables Purchase Agreement") among Georgia-Pacific Corporation (the "Seller"), Asset Securitization Cooperative Corporation, Corporate Asset Funding Company, Inc., Falcon Asset Securitization Corporation and Matterhorn Capital Corporation (each a "Purchaser" and collectively the "Purchasers") and Canadian Imperial Bank of Commerce, as administrative agent (the "Administrative Agent"), and (b) the Receivables Purchase Agreement dated as of June 1, 1990 (the "Secondary Purchase Agreement") among the Seller, Canadian Imperial Bank of Commerce, Citibank, N.A. and The First National Bank of Chicago (each a "Secondary Purchaser" and collectively the "Secondary Purchasers"), Matterhorn Capital Corporation and the Administrative Agent. Unless the context otherwise requires, capitalized terms used herein that are defined terms in the Receivables Purchase Agreement shall have the same meanings herein as they have therein.

     Notwithstanding any terms and provisions contained in the Receivables Purchase Agreement or the Secondary Purchase Agreement to the contrary, it is understood and agreed that on October 22, 1993, the Seller will purchase from the Purchasers, on the basis of their respective Pro Rata Shares as in effect on the date hereof, portions of their respective Receivable Interests sufficient to reduce the Combined Capital to $700,000,000, which purchase will be effected by the payment to each Purchaser of an amount equal to such Purchaser's Capital on such date with respect to the portion of its Receivable Interest being sold.

     Pursuant to Section 2.01(b) of the Receivables Purchase Agreement, notice is hereby given that, as of October 22, 1993, after giving effect to the foregoing purchase, the Purchase Limit shall be reduced to $700,000,000. Pursuant to Section 2.01(b) of the Secondary Purchase Agreement, notice is hereby given that, as of October 22, 1993, after giving effect to the foregoing purchase, the Commitment (as defined in such agreement) shall be reduced to $700,000,000. Pursuant to Section 2.01(d) of the Receivables Purchase Agreement and notwithstanding any terms and provisions contained in the Receivable Purchase Agreement or the Seconday Purchase Agreement to the contrary, notice is hereby given that the Pro Rata Shares of the Purchasers shall be reallocated, effective as of October 22, 1993, as follows:

          ASCC                               42%
          CAFCO                                8%
          Falcon                                    8%
          Matterhorn                              42%

     As you know, Section 2.01(d) of the Receivables Purchase Agreement requires the Seller to give 60 days' prior written notice of any reallocation pursuant thereto. Your signature below will evidence your waiver of such notice requirement and your consent to the validity and effectiveness of the foregoing reallocation for all purposes under the Receivables Purchase Agreement and the Secondary Purchase Agreement.



     This letter may be executed in any number of counterparts, each of which when so executed will be deemed to be an original and all of which when taken together will constitute one and the same writing.

                              Sincerely,

                              GEORGIA-PACIFIC CORPORATION



                              By:
                                 ------------------------------
                              Name:  John F. McGovern
                              Title:  Senior Vice President-Finance and
Treasurer
Agreed to as of October 15, 1993, by:

ASSET SECURITIZATION COOPERATIVE CORPORATION, as Purchaser



By:
   ----------------------------------
     Authorized Signatory


CANADIAN IMPERIAL BANK OF COMMERCE,
     as Secondary Purchaser


By:
   -----------------------------------
     Authorized Signatory


CORPORATE ASSET FUNDING COMPANY, INC.,
     as Purchaser

By:  Citicorp North America, Inc.,
     as Attorney-In-Fact



     By:
        ------------------------------
          Authorized Signatory


CITIBANK, N.A., as Secondary Purchaser

By:
   -----------------------------------
     Authorized Signatory



FALCON ASSET SECURITIZATION CORPORATION,
     As Purchaser



By:
   -----------------------------------
     Authorized Signatory


THE FIRST NATIONAL BANK OF CHICAGO,
     As Secondary Purchaser


By:
   -----------------------------------
     Authorized Signatory


MATTERHORN CAPITAL CORPORATION,
     as Purchaser

By:  UNION BANK OF SWITZERLAND,
     NEW YORK BRANCH, as Administrator
     and Attorney-In-Fact


By:
   -----------------------------------
     Authorized Signatory




     AMENDMENT NO. 5 TO RECEIVABLES PURCHASE AGREEMENTS

AMENDMENT NO. 5 TO RECEIVABLES PURCHASE AGREEMENTS dated as of April 22, 1994 (the "Amendment") among Georgia-Pacific Corporation (the "Seller"), Asset Securitization Cooperative Corporation, Corporate Asset Funding Company, Inc., Falcon Asset Securitization Corporation and Matterhorn Capital Corporation ("Matterhorn") (collectively, the "Purchasers"), Canadian Imperial Bank of Commerce ("CIBC"), Citibank, N.A., The First National Bank of Chicago and The Sumitomo Bank, Limited, Atlanta Agency (collectively, the "Secondary Purchasers") and CIBC, as agent for the Purchasers and the Secondary Purchasers (the "Administrative Agent"). Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Agreement.

                                   WITNESSETH

          WHEREAS, the Seller, the Purchasers and the Administrative Agent are parties to that certain Receivables Purchase Agreement dated as of June 1, 1990, as amended (the "Primary Agreement");

          WHEREAS, the Seller, the Secondary Purchasers, Matterhorn and the Administrative Agent are parties to that certain Receivables Purchase Agreement dated as of June 1, 1990, as amended (the "Secondary Agreement", and together with the Primary Agreement, the "Agreements");

          WHEREAS, the parties hereto desire to amend the Agreements in the manner and on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the parties hereto agree as follows:

          Section 1. Defined Terms. "Amendment Effective Date" means the first date on which the Administrative Agent shall have executed and delivered one or more counterparts of this Amendment and shall have received one or more counterparts of this Amendment executed by each of the parties hereto.

          Section 2. Amendment of the Primary Aqreement.


          (a) Effective as of the Amendment Effective Date, the definition of "Investor Report Date" in Section 1.01 of the Primary Agreement is hereby amended by deleting the words "23rd day of the month" and substituting in replacement thereof the words "the Friday of the third full week of the fiscal month of the Seller".

          (b) Effective as of the Amendment Effective Date, the definition of "Pro Rata Share" in Section 1.01 of the Primary Agreement is hereby amended by adding the words "or Section 2.01(e)" to the end thereof.

          (c) Effective as of the Amendment Effective Date, Section 2.01(e) of the Primary Agreement is hereby amended in its entirety as follows:

          (e) The Expiration Date shall be the third anniversary date hereof, unless the Expiration Date is otherwise extended by the Purchasers, in their sole and absolute discretion. Upon the written request of the Seller, which request shall be delivered to each Purchaser at least 90 days prior to the Expiration Date as then in effect, each Purchaser shall have the option (without any obligation whatsoever so to do) of extending the Expiration Date for an additional 360-day period. In connection with each such extension request, (i) each Purchaser shall undertake a bona fide credit analysis of the Seller utilizing current information on financial conditions and trends, and (ii) the terms of any extension of the Expiration Date shall be negotiated among the Seller, the Purchasers and the Administrative Agent at the time of the extension; provided, that should the terms of the extension be other than those in effect prior to the extension, then this Agreement and the other agreements entered into in connection herewith shall be amended to the extent necessary to incorporate any such different terms. In the event that a Purchaser chooses to extend the Expiration Date for an additional 360-day period, notice (such notice to be given in writing or by telephone promptly confirmed in writing) shall be given by such Purchaser to the Seller and the Administrative Agent at least, but not more than, 30 days prior to the Expiration Date then in effect (or such lesser period of time as shall be acceptable to the Seller); provided, that the Expiration Date shall not be extended with respect to any Purchaser unless the Related Secondary Purchaser consents to similarly extend the "Expiration Date" of the Secondary Purchase Agreement. If any Purchaser chooses not to extend the Expiration Date for an additional 360-day period, the Seller may, in such event, obtain a successor financial institution or institutions rated at least A-1 by S&P and P-1 by Moody's (which may be one or more of the Purchasers), or, if not so rated, which shall be acceptable to the Purchasers, (i) to purchase the Receivable Interests of such non-extending Purchaser for an amount equal to the Aggregate Capital of the Receivable Interests of such non-extending Purchaser, plus accrued and unpaid Yield through the date of such purchase with respect to such Aggregate Capital, plus all other amounts accrued and owing to such non-extending Purchaser through such date, and (ii) to assume the obligations of such non-extending Purchaser under this Agreement. Such successor financial institution or institutions (if not one or more of the Purchasers) shall become a party to this Agreement by executing and delivering to the Administrative Agent and the Seller such documentation as the Administrative Agent, the Purchasers (including the non-extending Purchaser) and the Seller shall request. Notwithstanding any provision of this Agreement to the contrary, unless the Seller has selected such successor financial institution or institutions prior to the Expiration Date as then in effect, upon the Expiration Date as then in effect, (i) the Seller shall purchase the Receivable Interests of such non-extending Purchaser for an amount equal to the Aggregate Capital of the Receivable Interests of such non-extending Purchaser, plus accrued and unpaid Yield through the date of such purchase with respect to such Aggregate Capital, plus all other amounts accrued and owing to such non-extending Purchaser through such date, (ii) the aggregate Purchase Limit for all Purchasers (other than such non-extending Purchaser) shall be reduced by an amount equal to the Purchase Limit of such non-extending Purchaser and (iii) the Pro Rata Share (but not the Purchase Limit) of each Purchaser (other than such non-extending Purchaser) shall be reallocated so as to equal that percentage which is obtained by dividing the then-existing Purchase Limit of such Purchaser by the aggregate amount of the then-existing Purchase Limits of all the Purchasers (other than such non-extending Purchaser) and multiplying the quotient thereof by 100.

Section 3. Amendment of the Secondary Aqreement. Effective as of the Amendment Effective Date, Section 2.01(e) of the Secondary Agreement is hereby amended in its entirety as follows:

(e) The Expiration Date shall be the third anniversary date hereof, unless the Expiration Date is otherwise extended by the Secondary Purchasers, in their sole and absolute discretion. Upon the written request of the Seller, which request shall be delivered to each Secondary Purchaser at least 90 days prior to the Expiration Date as then in effect, each Secondary Purchaser shall have the option (without any obligation whatsoever so to do) of extending the Expiration Date for an additional 360-day period. In connection with each such extension request, (i) each Secondary Purchaser shall undertake a bona fide credit analysis of the Seller utilizing current information on financial conditions and trends, and (ii) the terms of any extension of the Expiration Date shall be negotiated among the Seller, the Secondary Purchasers and the Administrative Agent at the time of the extension; provided, that should the terms of the extension be other than those in effect prior to the extension, then this Agreement and the other agreements entered into in connection herewith shall be amended to the extent necessary to incorporate any such different terms. In the event that a Secondary Purchaser chooses to extend the Expiration Date for an additional 360-day period, notice (such notice to be given in writing or by telephone promptly confirmed in writing) shall be given by such Secondary Purchaser to the Seller and the Administrative Agent at least, but not more than, 30 days prior to the Expiration Date then in effect (or such lesser period of time as shall be acceptable to the Seller). If any Secondary Purchaser chooses not to extend the Expiration Date for an additional 360-day period, the Seller may, in such event, obtain a successor financial institution or institutions rated at least A-1 by S&P and P-1 by Moody's (which may be one or more of the Secondary Purchasers), or, if not so rated, which shall be acceptable to the Secondary Purchasers, (i) to purchase the Receivable Interests of such non-extending Secondary Purchaser for an amount equal to the Aggregate Capital of the Receivable Interests of such non-extending Secondary Purchaser, plus accrued and unpaid Yield through the date of such purchase with respect to such Aggregate Capital, plus all other amounts accrued and owing to such non-extending Secondary Purchaser through such date, and (ii) to assume the obligations of such non-extending Secondary Purchaser under this Agreement. Such successor financial institution or institutions (if not one or more of the Secondary Purchasers) shall become a party to this Agreement by executing and delivering to the Administrative Agent and the Seller such documentation as the Administrative Agent, the Secondary Purchasers (including the non-extending Secondary Purchaser) and the Seller shall request. Notwithstanding any provision Of this Agreement to the contrary, unless the Seller has selected such successor financial institution or institutions prior to the Expiration Date as then in effect, upon the Expiration Date as then in effect, (i) the Seller shall purchase the Receivable Interests of such non-extending Secondary Purchaser for an amount equal to the Aggregate Capital of the Receivable Interests of such non-extending Secondary Purchaser, plus accrued and unpaid Yield through the date of such purchase with respect to such Aggregate Capital, plus all other amounts accrued and owing to such non-extending Secondary Purchaser through such date, (ii) the aggregate Purchase Limit for all Secondary Purchasers (other than such non-extending Secondary Purchaser) shall be reduced by an amount equal to the Purchase Limit of such non-extending Secondary Purchaser and (iii) the Pro Rata Share (but not the Purchase Limit) of each Secondary Purchaser (other than such non-extending Secondary Purchaser) shall be reallocated in accordance with any reallocation of the "Pro Rata Shares" of the Purchasers under the Primary Purchase Agreement.

          Section 4. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, when taken together, shall constitute but one and the same Amendment.

          Section 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          Section 6. Severability of Provisions. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          Section 7. Captions. The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          Section 8. Agreements to Remain in Full Force and Effect. This Amendment shall be deemed to be an amendment to the Agreements. All references to the Agreements in any other agreements or document shall on and after the Amendment Effective Date be deemed to refer to the Agreements as amended hereby.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

GEORGIA-PACIFIC CORPORATION

Authorized Signatory

ASSET SECURITIZATION COOPERATIVE CORPORATION

By:
   ----------------------
     Authorized Signatory
CORPORATE ASSET FUNDING COMPANY,
INC. By: Citicorp North America, Inc.,
  as Attorney-in-Fact

By:
   ------------------
Authorized Signatory

FALCON ASSET SECURITIZATION CORPORATION

By:
   ----------------
Authorized Signatory

MATTERHORN CASPITAL CORPORATION

By:
   -----------------

 Union Bank of Switzerland, New York Branch, as Administrator and Attorney-in-
  Fact

                              CANADIAN IMPERIAL BANK OF COMMERCE, as a Secondary
                                Purchaser and as Administrative Agent

                            By:
                                -------------------

                              THE FIRST NATIONAL BANK OF CHICAGO

                              By:
                                 ---------------------------

                              THE SUMITOMO BANK, LIMITED, ATLANTA AGENCY

                              By:
                                Authorized Signatory


June 22,1995

Asset Securitization Cooperative Corporation
c/o Canadian Imperial Bank of Commerce 425 Lexington Avenue
New York, New York 10017
Attn: Asset Securitization Group
Facsimile No.: (212) 856-3643

Corporate Asset Funding Company, Inc. c/o Citicorp North America, Inc. 200 South Wacker
31 st Floor
Chicago, II, 60606
Attn: Michael Storm
Corporate Asset Funding Department Facsimile No.: (312) 993-6730

Falcon Asset Securitization Corporation C/o The First National Bank of Chicago One First National Plaza
Suite 0079, 21st Floor
Chicago, Illinois 60670
Attn: Mr. A. Coleman Tuggle Facsimile No.: (312) 732-4487

Matterhorn Capital Corporation
c/o Union Bank of Switzerland,
New York Branch, as Administrator and Attorney-In-Fact
299 Park Avenue
New York, New York 10171
Attn: Asset Finance Group
Facsimile No.: (212) 715-3890

The Sumitomo Bank, Limited
Atlanta Agency
133 Peachtree Street
Atlanta, Georgia 30303
AIm: Thomas Savini, Vice President
Facsimile No.: (404) 521-1187

Canadian Imperial Bank of Commerce
425 Lexington Avenue
New York, New York 10017
Attn: Asset Securitization Group
Facsimile No.: (2 12) 856-3761

Citibank, N.A.
200 South Wacker
31 st Floor
Chicago, IL 60606
Attn: Michael Storm
Corporate Asset Funding Department
Facsimile No.: (312) 993-6730

The First National Bank of Chicago
Equitable Building
153 West 51 st, 8th Floor
New York, New York 10019
AIm: Ms. Carol Courtadon
Facsimile No.: (212) 373-1388

Canadian Imperial Bank of Commerce, as
Administrative Agent
425 Lexington Avenue
New York, New York 10017
Attn: Asset Securitization Group
Facsimile No.: (212) 856-3643

Re:    Amendment No. 6 to Receivables Purchase Agreement dated as of
      June 1, 1990

Ladies and Gentlemen:

     This letter will set forth our agreement with respect to certain matters relating to (a) the Receivables Purchase Agreement dated as of June 1, 1990, amended by a Waiver and Amendment No. 1 dated April 10, 1991, a letter agreement dated September 16, 1991, an Amendment No. 2 dated as of December 1, 1991, an Amendment No. 3 dated July 15, 1992, an Amendment No. 4 dated October 15, 1993, and an Amendnlent No. 5 dated April 22, 1994 (the "Receivables Purchase Agreement") among Georgia-Pacific Corporation (the "Seller"), Asset Securitization Cooperative Corporation, Corporate Asset Funding Company, Inc., Falcon Asset Securitization Corporation and Matterhorn Capital Corporation (each a "Purchaser" and collectively the "Purchasers") and Canadian Imperial Bank of Commerce, as administrative agent (the "Administrative Agent"), and (b) the Receivables Purchase Agreement dated as of June 1, 1990, as amended to date (the "Secondary Purchase Agreement") among the Seller, Canadian Imperial Bank of Commerce, Citibank, N.A., The First National Bank of Chicago and The Sumitomo Bank, Limited, Atlanta Agency (each a "Secondary Purchaser" and collectively the "Secondary Purchasers"), Matterhorn Capital Corporation and the Administrative Agent. Unless the context otherwise requires, capitalized terms used herein that are defined terms in the Receivables Purchase Agreement shall have the same meanings herein as they have therein.

     Notwithstanding any terms and provisions contained in the Receivables Purchase Agreement or the Secondary Purchase Agreement to the contrary, it is understood and agreed that on June 29, 1995, the Seller will purchase from the Purchasers, on the basis of their respective Pro Rata Shares as in effect on the date hereof, portions of their respective Receivable Interests sufficient to reduce the Combined Capital to $500,000,000, which purchase will be effected by the payment to each Purchaser of an amount equal to such Purchaser's Capital on such date with respect to the portion of its Receivable Interest being sold.

     Pursuant to Section 2.0 1 (b) of the Receivables Purchase Agreement, notice is hereby given that, as of June 29, 1995, after giving effect to the foregoing purchase, the Purchase Limit shall be reduced to $500,000,000. Pursuant to
Section 2.0 1 (b) of the Secondary Purchase Agreement, notice is hereby given that, as of June 29, 1995, after giving effect to the foregoing purchase, the Commitment (as defined in such agreement) shall be reduced to $500,000,000.

     This letter may be executed in any number of counterparts, each of which when so executed will be deemed to be an original and all of which when taken together will constitute one and the same writing.

                              Sincerely,

                              GEORGIA-PACIFIC CORPORATION

                              Name: Danny W. Huff
                              Title: Treasurer

Agreed to as of June 22, 1995, by:

ASSET SECURITIZATION COOPERATIVE CORPORATION, as Purchaser

By:
   ------------
Title: ASSISTANT TREASURER

CANADIAN IMPERIAL BANK OF COMMERCE,
       as Secondary Purchaser and as Administrative Agent

Title: Authorized Signatory

CORPORATE ASSET FUNDING COMPANY, INC.,


By:

CITIBANK, N.A,

By:
Title:

FALCON ASSET SECURITIZATION CORPORATION, as Purchaser

By:

Title:
THE FIRST NATIONAL BANK OF CHICAGO, as Secondary Purchaser
By:
   ----------------
Title:

MATTERHORN CAPITAL CORPORATION, as Purchaser

By:
   -----------------
UNION BANK OF SWITZERLAND, NEW YORK BRANCH, as Administrator and Attorney-In-
Fact

By:

Title:

THE SUMITOMO BANK LIMITED, ATLANTA AGENCY, as Secondary Purchaser

By:

Title:



November 7, 1995





Asset Securitization Cooperative Corporation
c/o Canadian Imperial Bank of Commerce 425 Lexington Avenue
New York, New York 10017
AtUt: Asset Securitization Group
Facsimile No.: (212) 856-3643

Corporate Asset Funding Company, Inc. c/o Citicorp North America, Inc. 200 South Wacker
31 st Floor
Chicago, IL 60606
Attn: Michael Storm
Corporate Asset Funding Department Facsimile No.: (312) 993-6730

Falcon Asset Securitization Corporation c/o The First National Bank of Chicago One First National Plaza
Suite 0079, 21st Floor
Chicago, Illinois 60670
Attn: Mr. A. Coleman Tuggle Facsimile No.: (312) 732-4487

Matterform Capital Corporation
c/o Union Bank of Switzerland,
New York Branch, as Administrator and Attorney-In-Fact
299 Park Avenue
New York, New York 10171
Attn: Asset Finance Group
Facsimile No.: (212) 715-3890

Canadian Imperial Bank of Commerce
425 Lexington Avenue
New York, New York 10017
Attn: Asset Securitization Group
Facsimile No.: (212) 856-3761

Citibank, N.A.
200 South Wacker
31 st Floor
Chicago, IL 60606
Attn: Michael Storm
Corporate Asset Funding Department
Facsimile No.: (312) 993-6730

The First National Bank of Chicago
Equitable Building
153 West 51st, 8th Floor
New York, New York 10019
Attn: Ms. Carol Courtadon
Facsimile No.: (212) 373-1388

Canadian Imperial Bank of Commerce, as
Administrative Agent
425 Lexington Avenue
New York, New York 10017
Attn: Asset Securitization Group
Facsimile No.: (212) 856-3643

     Re: Amendment No. 7 to Receivables Purchase Agreement dated as of June 1,
        1990

Ladies and Gentlemen:

This letter will set forth our agreement with respect to certain matters relating to (a) the Receivables Purchase Agreement dated as of June 1, 1990, mended by a Waiver and Amendment No. 1 dated April 10, 1991, a letter agreement dated September 16, 1991, an Amendment No. 2 dated as of December 1, 1991, an Amendment No. 3 dated July 15, 1992, an Amendment No. 4 dated October 15, 1993, an Amendment No. 5 dated April 22, 1994, and an Amendment No. 6 dated June 22, 1995 (the "Receivables Purchase Agreement") among Georgia-Pacific Corporation (the "Seller"), Asset Securitization Cooperative Corporation, Corporate Asset Funding Company, Inc., Falcon Asset Securitization Corporation and Matterhorn Capital Corporation (each a "Purchaser" and collectively the "Purchasers") and Canadian Imperial Bank of Commerce, as administrative agent (the "Administrative Agent"), and Co) the Receivables Purchase Agreement dated as of June 1, 1990, as amended to date (the "Secondary Purchase Agreement") among the Seller, Canadian Imperial Bank of Commerce, Citibank, N.A. and The First National Bank of Chicago (each a "Secondary Purchaser" and collectively the "Secondary Purchasers"), Matterhorn Capital Corporation and the Administrative Agent. Unless the context othenvise requires, capitalized terms used herein that are defined terms in the Receivables Purchase Agreement shall have the same meanings herein as they have therein.

     Notwithstanding any terms and provisions contained in the Receivables Purchase Agreement or the Secondary Purchase Agreement to the contrary, it is understood and agreed that on November 14, 1995, the Seller will purchase from the Purchasers, on the basis of their respective Pro Rata Shares as in effect on the date hereof, portions of their respective Receivable Interests sufficient to reduce the Combined Capital to $350,000,000, which purchase will be effected by the payment to each Purchaser of an amount equal to such Purchaser's Capital on such date with respect to the portion of its Receivable Interest being sold.

     Pursuant to Section 2.01 (b) of the Receivables Purchase Agreement, notice is hereby given that, as of November 14, 1995, after giving effect to the foregoing purchase, the Purchase Limit shall be reduced to $350,000,000. Pursuant to Section 2.01 (b) of the Secondary Purchase Agreement, notice is hereby given that, as of November 14, 1995, after giving effect to the foregoing purchase, the Commitment (as defined in such agreement) shall be reduced to $350,000,000.

Report read as

Pursuant to Section 12.01 of the Receivables Purchase Agreement, effective with the Investor for the month of November 1995, the defined term "Concentration Limit" is hereby amended to follows:

"Concentration Limit' means, at any time, for any Obligor, $25,000,000, or such other amount (a "Special Concentration Limit") for such Obligor designated by the Administrative Agent in a writing delivered to the Seller at the instruction of the Purchasers; provided, that in the case of an Obligor with any Affiliated Obligor, the Concentration Limit shall be calculated as if such Obligor and such Affiliated Obligor are one Obligor; provided, further, that the Administrative

Agent (acting upon the instructions of any Purchaser) may, upon not less than three Business Days' notice to the Seller, cancel any Special Concentration Limit."

     This letter may be executed in any number of counterparts, each of which when so executed will be deemed to be an original and all of which when taken together will constitute one and the same writing.

Sincerely,

GEORGIA-PACIFIC CORPORATION

By:
     -----------
Title: Treasurer

Agreed to as of November 7, 1995, by:

ASSET SECURITIZATION COOPERATIVE CORPORATION, as Purchaser

By:
CANADIAN IMPERIAL BANK OF COMMERCE,
       as Secondary Purchaser and as Administrative Agent


CORPORATE ASSET FUNDING COMPANY, INC., as Purchaser

By:

Citicorp North America, Inc., as Attorney-In-Fact

By:.


CITIBANK, N.A., as Secondary Purchaser

By:.


FALCON ASSET SECURITIZATION CORPORATION, as Purchaser

By:.



THE FIRST NATIONAL BANK OF CHICAGO, as Secondary Purchaser

By:
Authorized Signatory


MATTERHORN CAPITAL CORPORATION, as Purchaser

By:

UNION BANK OF SWITZERLAND, NEW YORK BRANCH, as Administrator and Attorney-in-Fact

By:


November 15, 1995

Asset Securitization Cooperative Corporation
c/o Canadian Imperial Bank of Commerce 425 Lexington Avenue
New York, New York 10017
Attn: Asset Securitization Group
Facsimile No.: (212) 856-3643

Corporate Asset Funding Company, Inc. c/o Citicorp North America, Inc. 200 South Wacker
31 st Floor
Chicago, IL 60606
Attn: Michael Storm
Corporate Asset Funding Department Facsimile No.: (312) 993-6730

Falcon Asset Securitization Corporation c/o The First National Bank of Chicago One First National Plaza
Suite 0596, 21st Floor
Chicago, Illinois 60670
Attn: Carol A. Oliver
Facsimile No.: (312) 732-4487

Matterhorn Capital Corporation
c/o Union Bank of Switzerland,
New York Branch, as Administrator and Attorney-In-Fact
299 Park Avenue
New York, New York 10171
Attn: Asset Finance Group
Facsimile No.: (212) 715-3890

Canadian Imperial Bank of Commerce
425 Lexington Avenue
New York, New York 10017
Attn: Asset Securitization Group
Facsimile No.: (212) 856-3643

Citibank, N.A.
200 South Wacker
31 st Floor
Chicago, IL 60606
Attn: Michael Storm
Corporate Asset Funding Department
Facsimile No.: (312) 993-6730

The First National Bank of Chicago
One First National Plaza
Suite 0596, 21st Floor
Chicago, Illinois 60670
Attn: Carol A. Oliver
Facsimile No.: (312) 732-4487

Canadian Imperial Bank of Commerce, as
Administrative Agent
425 Lexington Avenue
New York, New York 10017
Attn: Asset Securitization GroupFacsimile No.: (212) 856-3643

     Re: Amendment No. 8 to Receivables Purchase Agreement dated as of June 1, 1990

Ladies and Gentlemen:

This letter will set forth our agreement with respect to certain matters relating to (a) the Receivables Purchase Agreement dated as of June 1, 1990, mended by a Waiver and Amendment No. I dated April 10, 1991. a letter agreement dated September 16, 199 !, an Amendment No. 2 dated as of December 1, 1991, an Amendment No. 3 dated July 15, 1992, an Amendment No. 4 dated October 15, 1993, an Amendment No. 5 dated April 22, 1994, an Amendment No. 6 dated June 22, 1995, and an Amendment No. 7 dated November 7, 1995 (the "Receivables Purchase Agreement") among Georgia-Pacific Corporation (the "Seller"), Asset Securitization Cooperative Corporation, Corporate Asset Funding Company, Inc., Falcon Asset Securitization Corporation and Matterhorn Capital Corporation (each a "Purchaser" and collectively the "Purchasers") and Canadian Imperial Bank of Commerce, as administrative agent (the "Administrative Agent"), and (b) the Receivables Purchase Agreement dated as of June 1, 1990, as amended to date (the "Secondary Purchase Agreement") among the Seller, Canadian Imperial Bank of Commerce, Citibank, N.A. and The First National Bank of Chicago (each a "Secondary Purchaser" and collectively the "Secondary Purchasers"), Matterhorn Capital Corporation and the Administrative Agent. Unless the context otherwise requires, capitalized terms used herein that are defined terms in the Receivables Purchase Agreement shall have the same meanings herein as they have therein.

     Effective with the Investor Report for the month of November 1995, the defined term "Concentration Limit" contained in Section 1.01 of the Receivables Purchase Agreement is hereby amended to read as follows:

     "Concentration Limit" means, at any time, for any Obligor, $25,000,000, or such other amount (a "Special Concentration Limit") for such Obligor designated by the Administrative Agent in a writing delivered to the Seller at the instruction of the Purchasers; provided. that in the case of an Obligor with any Affiliated Obligor, the Concentration Limit shall be calculated as if such Obligor and such Affiliated Obligor are one Obligor; provided, further, that the Administrative Agent (acting upon the instructions of any Purchaser) may, upon not less than three Business Days' notice to the Seller, cancel any Special Concentration Limit."

     In addition to the foregoing, by your execution of this letter where indicated below, you will have confirmed our agreement that the defined term "Reserve" contained in Section 1.01 of the Receivables Purchase Agreement shall be amended as of the date of this letter by (a) deleting the word "greater" on the first line thereof and substituting in replacement thereof the word "greatest", (b) deleting the word "and" on the second line thereof and adding a comma after the word "Capital" on such second line and (c) adding the words "and
(iii) $87,500,000" at the end thereof. Upon your execution of this letter, this letter shall be deemed to be an amendment to the Purchase Agreement and the Secondary Purchase Agreement, and all references to the Purchase Agreement or the Secondary Purchase Agreement in such agreements or any related document or instrument shall be deemed to be a reference to the Purchase Agreement or the Secondary Purchase Agreement, as the case may be, as amended hereby. By our delivery to you of this letter, we hereby repeat and reaffirm as of the date hereof our representations and warranties contained in the Purchase Agreement and the Secondary Purchase Agreement with the same force and effect as though such representations and warranties had been made as of the date hereof after giving effect to this letter. We further represent and warrant that this letter has been duly authorized and executed by us and constitutes our legal, valid and binding obligation enforceable against us in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally. This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

     This letter may be executed in any number of counterparts, each of which when so executed will be deemed to be an original and all of which when taken together will constitute one and the same writing.

                              Sincerely,

                              GEORGIA-PACIFIC CORPORATION

                              By:
                              Name: Danny W. Huff
                              Title: Treasurer

Agreed to as of November, by:

ASSET SECURITIZATION COOPERATIVE CORPORATION, as Purchaser

By:

CANADIAN IMPERIAL BANK OF COMMERCE,
       as Secondary Purchaser and as Administrative Agent

Authorized Signatory

CORPORATE ASSET FUNDING COMPANY, INC., as Purchaser

By:

Citicorp North America, Inc., as Attorney-in-Fact

By:

CITIBANK, N.A., as Secondary Purchaser

By:.

FALCON ASSET SECURITIZATION CORPORATION, as Purchaser

By:

THE FIRST NATIONAL BANK OF CHICAGO, as Sccondary Purchaser

By:


MATTERHORN CAPITAL CORPORATION, as Purchaser

By:

UNION BANK OF SWITZERLAND,
NEW YORK BRANCH, as Administrator
and Attorney-In-Fact